Exh. 10-a

                         REORGANIZATION AGREEMENT

	AGREEMENT made this 9th day of December, 2005 among MAUI GENERAL STORE, INC., a New York corporation ("MGS"), RICHARD MILLER, the majority shareholder of MGS ("Miller"), PALMERA HOLDINGS, INC., a Florida corporation ("Palmera"), and ROBERT BRANTL, counsel to Palmera (the "Escrow Agent").

	WHEREAS, the parties wish to effect the merger of Palmera with MGS, followed by the solicitation of sufficient capital for MGS to enable it to implement the business plan of Palmera; and

	WHEREAS, the parties wish to institute procedures which will effect a partial rescission of the merger and related transactions in the event that MGS does not acquire the necessary funds.

	NOW, THEREFORE, it is agreed:

	1.   Formation of Vehicles.

	a. Immediate upon the execution of this Agreement, MGS will organize MGS Acquisition Corp. ("Merger Sub") as a Florida corporation, having the characteristics ascribed to it in the Agreement and Plan of Merger by and among MGS, Merger Sub, Miller and Palmera, annexed hereto as Appendix A (the "Palmera Merger Agreement").

	b. Immediate upon the execution of this Agreement, MGS will organize MGS Trinity Acquisition Corp. ("Trinity Merger Sub") as a Florida corporation, having the characteristics ascribed to it in the Agreement and Plan of Merger by and among MGS, Trinity Merger Sub, Miller and Trinity Biogenics, Inc. annexed hereto as Appendix B (the "Trinity Merger Agreement").

	c. Immediate upon the execution of this Agreement, Palmera will organize Trinity Biogenics, Inc. ("Trinity") as a Florida corporation, having the characteristics ascribed to it in the Trinity Merger Agreement.

	d. Immediate upon the formation of Trinity, Palmera will enter into the Sublicense and Service Agreement with terms customary to similar agreements between related parties, pursuant to which (i) Palmera will grant to Trinity an exclusive sublicense of Palmera's rights under the Intellectual Property License Agreement between Palmera and The Stowe Foundation and (ii) Trinity will retain Palmera as Trinity's exclusive agent to conduct research utilizing the licensed intellectual property.

	e. Upon completion of the private placement now being conducted by Palmera and prior to January 11, 2006, Palmera will distribute to the its shareholders as a dividend one share of Trinity common stock for each Palmera share issued and outstanding.

	2. Documentation. On January 11, 2006 (or such other date as to which the parties shall agree), the parties hereto (and the new subsidiaries described above) will take the following actions:

        a. The parties hereto as well as each shareholder of Palmera (the Palmera Stockholders") will execute the Escrow and Interim
Operations Agreement in the form annexed hereto as Appendix C.

        b. The parties identified therein will execute the Palmera Merger Agreement.

        c. The parties identified therein will execute the Trinity Merger Agreement.

        3.  Miscellaneous

        a. Applicable Law. This Agreement shall be governed by the laws of the State of Florida, without giving effect to the principles of conflicts of laws thereof, as applied to agreements entered into and to be performed in such state.

	b.  	Notices.  All notices and other communications under this
Agreement shall be in writing and shall be deemed to have been duly given or made as follows:

	(i)	If sent by reputable overnight air courier (such as Federal
Express), 2 business days after being sent;

	(ii)	If sent by facsimile transmission, with a copy delivered  in the manner provided in clauses (i) or (iii) , when transmitted and receipt is confirmed by the fax machine; or

	(iii)	If otherwise actually personally delivered, when delivered.

	All notices and other communications under this Agreement shall be sent or delivered as follows:

	If to Palmera, to:

		M. Peter Carey, III
		President
		19321 US Highway 19 North
		Bldg. C, Suite 320
		Clearwater, FL  33764
		Telephone:  727-536-7900
		Facsimile:  727-535-9600

	with a copy to (which shall not constitute notice):

		Robert Brantl, Esq.
		322 4th Street
		Brooklyn, NY 11215
		Telephone:  718-768-6045
		Facsimile:  718-965-4042

	If to MGS and/or the Principal Stockholder, to:

		Richard Miller
		P.O. Box 297
		Hana. Maui, Hawaii 96713
		Telephone:  808-248-8787
		Facsimile:  808-248-7821

	with a copy to (which shall not constitute notice):

		Thomas Smith, Esq.
		9800 Mt. Pyramid Ct.
		Suite 400
		Englewood, CO 80112
		Telephone:  718-768-6045
		Facsimile:  718-965-4042

	If to the Escrow Agent, to

                Robert Brantl, Esq,
                (contact information above).

	c.  	Assignment.   	Neither this Agreement nor any of the
rights, interests or obligations under this Agreement shall be assigned by any of the Parties (whether by operation of law or otherwise) without the prior written consent of the other Parties. This Agreement will be binding upon, inure to the benefit of and be enforceable by, the Parties and their respective heirs, legal representatives, successors and assigns.

	d. 	Counterparts.   This Agreement may be executed in one or more
counterparts, each of which shall be deemed to be an original but all of which shall be considered one and the same agreement.

	e.	Information Statement.  Promptly after the execution of this
Agreement, Palmera will provide to MGS the information required to be included in an information statement filed pursuant to Rule 14f-1 of the Securities and Exchange Commission. Promptly after receipt of said information, MGS will prepare the information statement, file it with the SEC, and mail it to its shareholders of record.


	IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

MAUI GENERAL STORE, INC.                PALMERA HOLDINGS, INC.


By: /s/Richard Miller                   By: /s/Lawrence Stowe
--------------------------              -----------------------------
Richard Miller, President               Dr. Lawrence Stowe, Chairman


/s/ Richard Miller                      /s/ Robert Brantl
--------------------------              -----------------------------
RICHARD MILLER				ROBERT BRANTL




                                APPENDIX A


                       AGREEMENT AND PLAN OF MERGER

                               by and among

                          Maui General Store, Inc.

                           MGS Acquisition Corp.

                                    and

                          Palmera Holdings, Inc.


                         Dated as of January 11, 2006

                         AGREEMENT AND PLAN OF MERGER

	Agreement and Plan of Merger dated as of January 11, 2006 (the "Agreement") by and among Maui General Store, Inc., a corporation formed under the laws of the State of New York ("MGS"), MGS Acquisition Corp., a corporation newly formed under the laws of the State of Florida and a wholly owned subsidiary of MGS (the "Merger Sub"), Palmera Holdings, Inc., a corporation formed under the laws of the State of Florida ("Palmera") and Richard Miller, the principal shareholder of MGS (the "Principal Stockholder"). MGS, the Merger Sub, Palmera and the Principal Stockholder are referred to herein individually as a "Party" and collectively as the "Parties."

                                   PREAMBLE

	WHEREAS, MGS, the Principal Stockholder and Palmera are parties to a Reorganization Agreement that contemplates a business combination between MGS and Palmera; and

	WHEREAS, in order to implement the Reorganization Agreement, MGS will acquire Palmera pursuant to a merger transaction whereby, pursuant to the terms and subject to the conditions of this Agreement, Palmera shall become a wholly owned subsidiary of MGS through the merger of Palmera with and into the Merger Sub (the "Merger");

	WHEREAS, in the Merger all issued and outstanding shares of capital stock of Palmera held by the stockholders of Palmera (the "Palmera Stockholders") shall be cancelled and converted into 360,000,000 shares of common stock of MGS, $0.001 par value per share (the "Merger Shares"), which shall represent 80.00% of the issued and outstanding common stock of MGS after the Merger; and

	WHEREAS, MGS, Palmera and the Merger Sub intend that the Merger qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the parties intend this Agreement to qualify as a "plan of reorganization" within the meaning of Treasury Regulation Sections 1.368-2(g) and 1.368-3(a);

	NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, the Parties, intending to be legally bound, hereby agree as follows:

                             CERTAIN DEFINITIONS

	As used in this Agreement, the following terms shall have the meanings set forth below:

"Applicable Law" means any domestic or foreign law, statute, regulation, rule, policy, guideline or ordinance applicable to the businesses of the Parties, the Merger and/or the Parties.

"FBCA" means the Florida Business Corporation Act.

"GAAP" means generally accepted accounting principles in the United States of America as promulgated by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board or any successor institutes concerning the treatment of any accounting matter.

"Lien" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, claim, encumbrance, royalty interest, any other adverse claim of any kind in respect of such property or asset, or any other restrictions or limitations of any nature whatsoever.

"Material Adverse Effect" with respect to any entity or group of entities means any event, change or effect that has or would have a materially adverse effect on the financial condition, business or results of operations of such entity or group of entities, taken as a whole.

"Person" means any individual, corporation, partnership, trust or unincorporated organization or a government or any agency or political subdivision thereof.

"Reorganization Agreement" shall mean the agreement of that name dated of even date herewith and signed by MGS, the Principal Stockholder, Palmera and the Palmera Stockholders.

"Surviving Entity" shall mean Palmera as the surviving entity in the Merger as provided in Section 1.03.

"Tax" (and, with correlative meaning, "Taxes" and "Taxable") means:

	(i) any income, alternative or add-on minimum tax, gross receipts tax, sales tax, use tax, ad valorem tax, transfer tax, franchise tax, profits tax, license tax, withholding tax, payroll tax, employment tax, excise tax, severance tax, stamp tax, occupation tax, property tax, environmental or windfall profit tax, custom, duty or other tax, impost, levy, governmental fee or other like assessment or charge of any kind whatsoever together with any interest or any penalty, addition to tax or additional amount imposed with respect thereto by any governmental or Tax authority responsible for the imposition of any such tax (domestic or foreign), and

	(ii) any liability for the payment of any amounts of the type described in clause (i) above as a result of being a member of an affiliated, consolidated, combined or unitary group for any Taxable period, and

	(iii) any liability for the payment of any amounts of the type described in clauses (i) or (ii) above as a result of any express or implied obligation to indemnify any other person.

"Tax Return" means any return, declaration, form, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

"Trinity" means Trinity BioGenics, Inc., a Florida corporation owned by the Palmera Stockholders ("Trinity").


                                 ARTICLE I
                                 THE MERGER

SECTION 1.01 	THE MERGER.

	Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the FBCA, at the Effective Time (as hereinafter defined), all Palmera Shares (as hereinafter defined) shall be cancelled and converted into the right to receive the Merger Shares. In connection therewith, the following terms shall apply:

	(a)	Exchange Agent.   Robert Brantl, Esq., counsel for Palmera,
shall act as the exchange agent (the "Exchange Agent") for the purpose of exchanging Palmera Shares for the Merger Shares. At or prior to the Closing, MGS shall deliver to the Exchange Agent the certificates for the Merger Shares.

	(b)	Conversion of Securities.

		(i)	Conversion of Palmera Securities.  At the Effective
Time, by virtue of the Merger and without any action on the part of MGS, Palmera or the Merger Sub, or the holders of any of their respective securities, each of the issued and outstanding shares of common stock of Palmera (the "Palmera Shares") immediately prior to the Effective Time shall be converted into and represent the right to receive, and shall be exchangeable for, that number of Merger Shares as shall be determined by dividing 360,000,000 by the number of then issued and outstanding Palmera Shares (the "Palmera Conversion Rate").

                   (B) All Palmera Shares shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the Merger Shares to be issued pursuant to this Section 1.01(b)(i) upon the surrender of such certificate in accordance with
Section 1.08, without interest.  No fractional shares may be issued;
but each fractional share that would result from the Merger will be rounded to the nearest whole number of shares.

                   (C) The Merger Shares shall represent 80.00% of the issued and outstanding common stock of MGS at the Effective Time after giving effect to the Merger.

                (ii)	Surrender of Shares.  At the Effective Time,
Palmera shall surrender to the treasury of MGS 50,000,000 shares of MGS common stock purchased by it pursuant to the Stock Purchase Agreement between Palmera and the Principal Stockholder.

                (iii)	Conversion of Merger Sub Stock.  At the Effective Time,
by virtue of the Merger and without any action on the part of Palmera, MGS, the Merger Sub, or the holders of any of their respective securities, each share of capital stock of Merger Sub outstanding immediately prior to the Effective Time shall be converted into one share of the common stock of the Surviving Entity and the shares of common stock of the Surviving
Entity ("Surviving Entity Shares") so issued in such conversion shall constitute the only outstanding shares of capital stock of the Surviving
Entity and the Surviving Entity shall be a wholly owned subsidiary of MGS.

SECTION 1.02    CLOSING.

	The closing of the Merger (the "Closing") will take place at the
offices of Robert Brantl, Esq.   on January 16, 2006, if each of the
conditions precedent set forth in Article V has been satisfied or waived, or at such other date as MGS and Palmera shall agree (the "Closing Date"), but in any event no later than January 23, 2006.

SECTION 1.03    MERGER; EFFECTIVE TIME.

	At the Effective Time and subject to and upon the terms and conditions of this Agreement, Merger Sub shall, and MGS shall cause Merger Sub to, merge with and into Palmera in accordance with the provisions of the FBCA, the separate corporate existence of Merger Sub shall cease and Palmera shall continue as the Surviving Entity. The Effective Time shall occur upon the filing with the Secretary of State of the State of Florida of a Certificate of Merger (the "Certificate of Merger") substantially in the form of Exhibit A attached hereto and executed in accordance with the applicable provisions of the FBCA (the "Effective Time"). The date on which the Effective Time occurs is referred to as the "Effective Date." Provided that this Agreement has not been terminated pursuant to Article VI, the Parties will cause the Certificate of Merger to be filed as soon as practicable after the Closing.

SECTION 1.04 	EFFECT OF THE MERGER.

	The Merger shall have the effect set forth in Section 607.11101 of the FBCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers and franchises of Palmera and Merger Sub shall vest in the Surviving Entity, and all debts, liabilities and duties of Palmera and Merger Sub shall become the debts, liabilities and duties of the Surviving Entity.

SECTION 1.05 	ARTICLES OF INCORPORATION AND BYLAWS; DIRECTORS AND OFFICERS.

        Pursuant to the Merger:

	(a)	The Articles of Incorporation and Bylaws of Palmera as in
effect immediately prior to the Effective Time shall be the Articles of Incorporation and Bylaws of the Surviving Entity immediately following the Merger.

	(b)	The directors and officers of Palmera immediately prior to the
Merger shall be the directors and officers of the Surviving Entity subsequent to the Merger.

SECTION 1.06    RESTRICTIONS ON RESALE

	(a)	The Merger Shares.  The Merger Shares will not be registered under the Securities Act, or the securities laws of any state, and cannot be transferred, hypothecated, sold or otherwise disposed of until: (i) a registration statement with respect to such securities is declared effective under the Securities Act, or (ii) MGS receives an opinion of counsel for the stockholders, reasonably satisfactory to counsel for MGS, that an exemption from the registration requirements of the Securities Act is available.

	The certificates representing the Merger Shares which are being issued to the Palmera Stockholders shall contain a legend substantially as follows:

        "THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT, OR MAUI GENERAL STORE, INC. RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO COUNSEL FOR MAUI GENERAL STORE, INC. THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE."

SECTION 1.07 	EXCHANGE OF CERTIFICATES.

	(a)	EXCHANGE OF CERTIFICATES.  After the Effective Time and
pursuant to a customary letter of transmittal or other instructional form provided by the Exchange Agent to the Palmera Stockholders, the Palmera Stockholders shall be required to surrender all their Palmera Shares to the Exchange Agent, and the Palmera Stockholders shall be entitled upon such surrender to receive in exchange therefor certificates representing the proportionate number of Merger Shares into which the Palmera Shares theretofore represented by the stock transfer forms so surrendered shall have been exchanged pursuant to this Agreement. Until so surrendered, each outstanding certificate which, prior to the Effective Time, represented Palmera Shares shall be deemed for all corporate purposes, subject to the further provisions of this Article I, to evidence the ownership of the number of whole Merger Shares for which such Palmera Shares have been so exchanged. No dividend payable to holders of Merger Shares of record as of any date subsequent to the Effective Time shall be paid to the owner of any certificate which, prior to the Effective Time, represented Palmera Shares, until such certificate or certificates representing all the relevant Palmera Shares, together with a stock transfer form, are surrendered as provided in this Article I or pursuant to letters of transmittal or other instructions with respect to lost certificates provided by the Exchange Agent.

	(b)	FULL SATISFACTION OF RIGHTS.  All Merger Shares for which the
Palmera Shares shall have been exchanged pursuant to this Article I shall be deemed to have been issued in full satisfaction of all rights pertaining to the Palmera Shares.

	(c)	EXCHANGE OF CERTIFICATES.  All certificates representing
Palmera Shares converted into the right to receive Merger Shares pursuant to this Article I shall be furnished to MGS subsequent to delivery thereof to the Exchange Agent pursuant to this Agreement.

	(d)	CLOSING OF TRANSFER BOOKS.  On the Effective Date, the stock transfer book of Palmera shall be deemed to be closed and no transfer of Palmera Shares shall thereafter be recorded thereon.

                                  ARTICLE II
                     REPRESENTATIONS AND WARRANTIES OF MGS
                       AND THE MGS PRINCIPAL STOCKHOLDER

	MGS and the MGS Principal Stockholder, and, where applicable, the Merger Sub, hereby jointly and severally represent and warrant to Palmera, as of the date of this Agreement and as of the Effective Time, as follows:

SECTION 2.01 	ORGANIZATION, STANDING AND POWER.

	MGS is a company duly incorporated, validly existing and in good standing under the laws of the State of New York and has corporate power and authority to conduct its business as presently conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. Merger Sub is a company duly incorporated, validly existing and in good standing under the laws of the State of Florida and has corporate power and authority to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. MGS has not engaged in any business activities since June
2005 other than negotiation of potential acquisitions, and has no material property or assets. Other than its ownership of the Merger Sub, MGS does not have an ownership interest in any Person. Merger Sub is a recently formed corporation and prior to the date hereof and through the Effective Date, Merger Sub shall not conduct any operating business, become a party to any agreements, or incur any liabilities or obligations.

SECTION 2.02    CAPITALIZATION.

	(a)	There are 500,000,000 shares of capital stock of MGS
authorized, consisting of 500,000,000 shares of common stock, $0.001 par value per share (the "MGS Common Shares"). As of the date of this Agreement, there are 143,256,635 MGS Common Shares issued and outstanding.

        (b)	The MGS Principal Stockholder owns of record and beneficially
115,925,305 MGS Common Shares. No MGS Common Shares have been reserved for issuance to any Person, and there are no other outstanding rights, warrants, options or agreements for the purchase of MGS Common Shares except as provided in this Agreement.

        (c)	All outstanding MGS Common Shares are validly issued, fully
paid, non-assessable, not subject to pre-emptive rights and have been issued in compliance with all state and federal securities laws or other Applicable Law. The Merger Shares issuable to the Palmera Stockholders will, when issued pursuant to this Agreement, be duly and validly authorized and issued, fully paid and non-assessable.

	(d)	There are 20,000,000 shares of capital stock of Merger Sub
authorized, consisting of 20,000,000 shares of common stock, $0.001 par value per share (the "Merger Sub Common Shares").


SECTION 2.03    AUTHORITY FOR AGREEMENT.

	The execution, delivery, and performance of this Agreement by each of MGS and Merger Sub has been duly authorized by all necessary corporate and shareholder action, and this Agreement, upon its execution by the Parties, will constitute the valid and binding obligation of each of MGS and Merger Sub enforceable against each of them in accordance with and subject to its terms, except as enforceability may be affected by bankruptcy, insolvency or other laws of general application affecting the enforcement of creditors' rights. The execution and consummation of the transactions contemplated by this Agreement and compliance with its provisions by MGS and Merger Sub will not violate any provision of Applicable Law and will not conflict with or result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, MGS's Certificate of Incorporation, Merger Sub's Certificate of Incorporation, or any of their Bylaws, in each case as amended, or, in any material respect, any indenture, lease, loan agreement or other agreement or instrument to which MGS is a party or by which it or any of its properties are bound, or any decree, judgment, order, statute, rule or regulation applicable to MGS or Merger Sub.


SECTION 2.04    FINANCIAL STATEMENTS.

	(a)	MGS has made available to Palmera copies of its audited
consolidated financial statements at December 31, 2004 and 2003 for the fiscal years then ended, as well as its unaudited consolidated financial statements for the fiscal period ending September 30, 2005 (collectively, "MGS Financial Statements").

	(b)	Each set of consolidated financial statements (including, in each case, any related notes thereto) contained in the MGS Financial Statements was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto). Such financial statements fairly present the consolidated financial position of MGS as at the dates thereof and the consolidated results of its operations and its consolidated cash flows for the periods then ended.

        (c) As at the date of this Agreement and the Closing, the aggregate liabilities of MGS which would be required to be disclosed on a balance sheet prepared in accordance with GAAP do not and will not exceed $10,000.

SECTION 2.05    ABSENCE OF CERTAIN CHANGES OR EVENTS.  Since September 30,
2005:

	(a)	There has not been any material adverse change in the
business, operations, properties, assets, or financial condition of MGS;

	(b)	MGS has not (i) amended its Certificate of Incorporation;
(ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any outstanding capital stock; (iii) made any material change in its method of management, operation, or accounting; (iv) entered into any material transaction (other than the assignment of certain claims to the Principal Stockholder in exchange for his waiver of certain debts); or (v) made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee.

SECTION 2.06 	GOVERNMENTAL AND THIRD PARTY CONSENTS

	No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or other foreign governmental authority, instrumentality, agency or commission or any third party, including a party to any agreement with MGS or Merger Sub, is required by or with respect to MGS or Merger Sub in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under (i) applicable securities laws, or (ii) the FCBA.

SECTION 2.07    LITIGATION

	There is no action, suit, investigation, audit or proceeding pending against, or to the best knowledge of MGS threatened against or affecting, MGS or any of its assets or properties before any court or arbitrator or any governmental body, agency or official.

SECTION 2.8     INTERESTED PARTY TRANSACTIONS

	Except for debts to Richard Miller which are disclosed on the MGS Financial Statements, which have been satisfied in the manner recited in
Section 2.05(b) or will be satisfied in the manner set forth in Section 5.03(j) of this Agreement, MGS is not indebted to any officer or director of MGS, and no such person is indebted to MGS.

SECTION 2.9     COMPLIANCE WITH APPLICABLE LAWS.

	To the knowledge of MGS, the business of each of MGS and Merger Sub has not been, and is not being, conducted in violation of any Applicable Law.

SECTION 2.10    TAX RETURNS AND PAYMENT

	MGS has duly and timely filed all material Tax Returns required to be filed by it and has duly and timely paid all Taxes shown thereon to be due. There is no material claim for Taxes that is a Lien against the property of MGS. MGS has not received written notification of any audit of any Tax Return of MGS being conducted or pending by a Tax authority where an adverse determination could have a Material Adverse Effect on MGS, no extension or waiver of the statute of limitations on the assessment of any Taxes has been granted by MGS which is currently in effect, and MGS is not a party to any agreement, contract or arrangement with any Tax authority or otherwise, which may result in the payment of any amount in excess of the amount reflected on the MGS Financial Statements.

SECTION 2.11    MGS PUBLIC FILINGS

	MGS is a fully compliant reporting company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and all MGS public filings required under the Exchange Act have been made. All public filings by MGS under the Exchange Act are true, correct and complete in all material respects, are not misleading and do not omit to state any material fact which is necessary to make the statements contained in such public filings not misleading in any material respect. To the knowledge of MGS, MGS has not been threatened or is not subject to removal of its common stock from the OTC Bulletin Board.

SECTION 2.12    MGS AGREEMENTS

	MGS is not a party to any material agreements.

SECTION 2.13    EMPLOYEES AND BENEFIT PLANS

        MGS has no employees. With respect to its former employees, MGS complied with Applicable Laws relating to employment, civil rights and equal employment opportunities or other employment practices, and MGS has received no notice of any claim before any governmental body brought by or on behalf of any prospective employee, former employee, retiree, labor organization or other representative of employees or any governmental body or, to the knowledge of MGS is any such claim threatened against MGS .
MGS has paid in full to all of its former employees all wages, salaries, commissions, bonuses, benefits and other compensation due and payable to such employees.


SECTION 2.14    FINDERS' FEES

	Neither MGS nor the Principal Stockholder has incurred, nor will it incur, directly or indirectly, any liability for brokers' or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement.


                                ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF PALMERA

	Palmera hereby represents and warrants to MGS, Merger Sub and the Principal Stockholder, as of the date of this Agreement and as of the Effective Time (except as otherwise indicated), as follows:

SECTION 3.01    ORGANIZATION, STANDING AND POWER.

	Palmera is a privately held corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida, and has full corporate power and authority to conduct its business as presently conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. Palmera is duly qualified to do business as a foreign corporation in each state in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it make such qualification necessary. Palmera does not have any ownership interest in any Person.

SECTION 3.02    CAPITALIZATION.

	There are 20,000,000 shares of Palmera capital stock authorized, consisting of 20,000,000 shares of common stock with $.001 par value (the "Palmera Common Shares"). As of the date of this Agreement, there were ____________ issued and outstanding Palmera Common Shares. No Palmera Common Shares have been reserved for issuance to any Person, and there are no outstanding rights, warrants, options or agreements for the purchase of Palmera Common Shares. Palmera does not intend to issue any such derivative securities prior to the Closing, except for such derivative securities as may be sold in connection with the sale of Palmera Common Shares to investors pursuant to the private offering contemplated by
Section 5.01(e) of this Agreement. ("Palmera Offering."). No Person is entitled to any rights with respect to the conversion, exchange or delivery of the Palmera Common Shares. The Palmera Common Shares have been issued in compliance with all Applicable Law.

SECTION 3.03    AUTHORITY FOR AGREEMENT.

	The execution, delivery and performance of this Agreement by Palmera has been duly authorized by all necessary corporate action, and this Agreement constitutes the valid and binding obligation of Palmera, enforceable against it in accordance with its terms, except as enforceability may be affected by bankruptcy, insolvency or other laws of general application affecting the enforcement of creditors' rights. The execution and consummation of the transactions contemplated by this Agreement and compliance with its provisions by Palmera will not violate any provision of Applicable Law and will not conflict with or result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, Palmera's Certificate of Incorporation or Bylaws, in each case as amended, or, to the knowledge of Palmera, in any material respect, any indenture, lease, loan agreement or other agreement instrument to which Palmera is a party or by which it or any of its properties are bound, or any decree, judgment, order, statute, rule or regulation applicable to Palmera, except to the extent that any breach or violation of any of the foregoing would not constitute or result in a Material Adverse Effect on Palmera.

SECTION 3.04    PROPERTIES

	(a)	As of the date of this Agreement, the fair value of Palmera's assets is $____________, and its aggregate liabilities do not exceed $________________.

	(b)	The Intellectual Property License Agreement between The Stowe
Foundation and Palmera is in full force and effect, and neither party has committed any breach of the said agreement.

	(c)	The Sublicense of Intellectual Property between Palmera and
Trinity is in full force and effect, and neither party has committed any breach of the said agreement.

SECTION 3.05 ABSENCE OF CERTAIN CHANGES OR EVENTS. To the knowledge of Palmera, since July 1, 2005:

	(a)	there has not been (i) any material adverse change in the
business, operations, properties, assets, or condition of Palmera or (ii) any damage, destruction, or loss to Palmera (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of Palmera;

	(b)	Except in connection with the spin-off of Trinity contemplated by the Reorganization Agreement, Palmera has not (i) amended its Articles of Incorporation or Bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any outstanding capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of Palmera; (iv) made any material change in its method of management, operation, or accounting; (v) other than in the ordinary course of business, entered into any other material transaction; (vi) other than pursuant to any existing employment agreement with Palmera and certain compensation accruals for Officers of the corporation, namely the President and Treasurer/Secretary of the company, made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) other than pursuant to any existing employment agreement, increased the rate of compensation payable or to become payable by it to any of its officers or any of its employees; or (viii) other than pursuant to any existing employment agreement with Palmera and certain compensation accruals for Officers of the corporation, namely the President and Treasurer/Secretary of the company, made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;

	(c)	Palmera has not (i) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (ii) sold or transferred, or agreed to sell or transfer, any material assets, properties, or rights, or canceled, or agreed to cancel, any material debts or claims; or (iv) made or permitted any material amendment or termination of any contract, agreement, or license to which it is a party;

	(d)	To its  knowledge, Palmera has not become subject to any law or regulation which has had or in the future is substantially likely to have a Material Adverse Effect on Palmera.

SECTION 3.06    GOVERNMENTAL OR THIRD PARTY CONSENT

	No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or other foreign governmental authority, instrumentality, agency or commission or any third party, including a party to any agreement with Palmera, is required by or with respect to Palmera in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under (i) applicable securities laws, or (ii) the FBCA.

SECTION 3.07    LITIGATION

	There is no action, suit, investigation, audit or proceeding pending against or, to the knowledge of Palmera, threatened, against or affecting Palmera or any of its material assets or properties before any court or arbitrator or any governmental body, agency or official.

SECTION 3.08    INTERESTED PARTY TRANSACTIONS

	Except as set forth in Schedule 3.08 attached hereto, Palmera is not indebted to any officer or director of Palmera, and no such person is indebted to Palmera, except as disclosed in Schedule 3.08 hereof.

SECTION 3.09     COMPLIANCE WITH APPLICABLE LAWS.

	To the knowledge of Palmera, the business of Palmera has not been, and is not being, conducted in violation of any Applicable Law.

SECTION 3.10 	TAX RETURNS AND PAYMENT

	Palmera has duly and timely filed all material Tax Returns required to be filed by it and has duly and timely paid all Taxes shown thereon to be due, except as reflected in the Palmera Financial Statements and except for Taxes being contested in good faith. Subject to the foregoing, to the knowledge of Palmera, except as disclosed in the Palmera Financial Statements, there is no material claim for Taxes that is a Lien against the property of Palmera other than Liens for Taxes not yet due and payable, none of which is material. Palmera has not received written notification of any audit of any Tax Return of Palmera being conducted or pending by a Tax authority where an adverse determination could have a Material Adverse Effect on Palmera, no extension or waiver of the statute of limitations on the assessment of any Taxes has been granted by Palmera which is currently in effect, and Palmera is not a party to any agreement, contract or arrangement with any Tax authority or otherwise, which may result in the payment of any material amount in excess of the amount reflected on the Palmera Financial Statements.

SECTION 3.11    FINDERS' FEES

	Palmera has not incurred, nor will it incur, directly or indirectly, any liability for brokers' or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement, except that it has agreed to issue to its counsel certain warrants to purchase common stock of MGS.


                                 ARTICLE IV
                      CERTAIN COVENANTS AND AGREEMENTS

SECTION 4.01    COVENANTS OF PALMERA

	Palmera covenants and agrees that, during the period from the date of this Agreement until the Closing Date, Palmera shall, except as otherwise disclosed in this Agreement and other than as contemplated by this Agreement or for the purposes of effecting the Merger and Closing pursuant to this Agreement, conduct its business as presently operated and solely in the ordinary course, and consistent with such operation, and, in connection therewith, without the written consent of MGS:

        (a)     shall not amend its Articles of Incorporation or Bylaws;

        (b) shall not sell, transfer, or otherwise dispose of any material assets required for the operations of Palmera's business, except for the transfer of certain material technology to an affiliate of Palmera and except in the ordinary course of business consistent with past practices;

        (c) shall not create, incur, assume, or guarantee any material indebtedness for money borrowed except in the ordinary course of business, or create or suffer to exist any mortgage, lien or other encumbrance on any of its material assets, except those in existence on the date hereof or those granted pursuant to agreements in effect on the date of this Agreement or created for the benefit of MGS , the Merger Sub or the Principal Stockholder;

        (d) shall not declare or pay any dividends on or make any distribution of any kind with respect to the Palmera
Shares; and

        (e) shall use commercially reasonable efforts to comply with and not be in default or violation under any known law, regulation, decree or order applicable to Palmera's business, operations or assets where such violation would have a Material Adverse Effect on Palmera.

SECTION 4.02	COVENANTS OF MGS AND THE MGS PRINCIPAL STOCKHOLDER

	Each of MGS and the MGS Principal Stockholder covenants and agrees that, during the period from the date of this Agreement until the Closing Date, MGS shall, other than as contemplated by this Agreement or for the purposes of effecting the Merger and Closing pursuant to this Agreement, conduct its business as presently operated and solely in the ordinary course, and consistent with such operation, and, in connection therewith, without the written consent of Palmera:

        (a)     shall not amend its Certificate of Incorporation or Bylaws;

        (b) shall not pay or agree to pay to any employee, officer or director compensation of any kind or amount;

        (c) shall not merge or consolidate with any other entity or acquire or agree to acquire any other entity;

        (d) shall not create, incur, assume, or guarantee any material indebtedness for money borrowed except in the ordinary course of business, or create or suffer to exist any mortgage, lien or other encumbrance on any of its material assets;

        (e) shall not make any material capital expenditure or series of capital expenditures except in the ordinary course of business;

        (f) shall not declare or pay any dividends on or make any distribution of any kind with respect to MGS;

        (g) shall not issue any additional shares of MGS capital stock or take any action affecting the capitalization of MGS or the MGS Shares; and

         (h) shall not grant any severance or termination pay to any director, officer or any other employees of MGS.


SECTION 4.03 	COVENANTS OF THE PARTIES

	(a)	Tax-free Reorganization.  The Parties intend that the Merger qualify as a Tax-free "reorganization" under Sections 368(a) of the Code, as amended, and the Parties will take the position for all purposes that the Merger shall qualify as a reorganization under such Section. In addition, the Parties covenant and agree that they will not engage in any action, or fail to take any action, which action or failure to take action would reasonably be expected to cause the Merger to fail to qualify as a Tax-free "reorganization" under Section 368(a) of the Code, whether or not otherwise permitted by the provisions of this Agreement;

	(b)	Announcement.  Neither Palmera, on the one hand, nor MGS on
the other hand, shall issue any press release or otherwise make any public statement with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other Party, except as may be required by applicable law or securities regulation. Upon execution of this Agreement, MGS shall issue a press release, which must be approved by Palmera.

	(c)	Notification of Certain Matters.  Palmera shall give prompt
written notice to MGS, and MGS shall give prompt written notice to Palmera, of:

		(i)	The occurrence, or nonoccurrence, of any event the
occurrence, or nonoccurrence, of which would be reasonably likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Effective Time; and

		(ii)	Any material failure of Palmera on the one hand, or MGS
or the MGS Principal Stockholder, on the other hand, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder.

	(d)	Reasonable Best Efforts.  Before Closing, upon the terms and subject to the conditions of this Agreement, the Parties agree to use their respective reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable (subject to applicable laws) to consummate and make effective the Merger and other transactions contemplated by this Agreement as promptly as practicable including, but not limited to:

		(i)	The preparation and filing of all forms, registrations
and notices required to be filed to consummate the Merger, including without limitation, any approvals, consents, orders, exemptions or waivers by any third party or governmental entity; and

                (ii) The satisfaction of the Party's conditions precedent to Closing.

	(e)	Access to Information

		(i)	Inspection by Palmera.  MGS will make available for
inspection by Palmera, during normal business hours and in a manner so as not to interfere with normal business operations, all of MGS's records (including tax records), books of account, premises, contracts and all other documents in MGS's possession or control that are reasonably requested by Palmera to inspect and examine the business and affairs of MGS. MGS will cause its managerial employees and regular independent accountants to be available upon reasonable advance notice to answer questions of Palmera concerning the business and affairs of MGS. Palmera will treat and hold as confidential any information it receives from MGS in the course of the reviews contemplated by this Section 4.03(e). No examination by Palmera will, however, constitute a waiver or relinquishment by Palmera of its rights to rely on MGS's or the MGS Principal Stockholder's covenants, representations and warranties made herein or pursuant hereto.

		(ii)	Inspection by MGS.  Palmera will, if requested, make
available for inspection by MGS, during normal business hours and in a manner so as not to interfere with normal business operations, all of Palmera's records (including tax records), books of account, premises, contracts and all other documents in Palmera's possession or control that are reasonably requested by MGS to inspect and examine the business and affairs of Palmera. Palmera will cause its managerial employees and regular independent accountants to be available upon reasonable advance notice to answer questions of MGS concerning the business and affairs of Palmera. MGS will treat and hold as confidential any information they receive from Palmera in the course of the reviews contemplated by this
Section 4.03(e). No examination by MGS will, however, constitute a waiver or relinquishment by MGS of its rights to rely on Palmera's covenants, representations and warranties made herein or pursuant hereto.

	(f)	Approval by MGS Principal Stockholder.  By his execution and delivery of this Agreement, the MGS Principal Stockholder does hereby approve, adopt and ratify this Merger Agreement, the Merger and all of the transactions contemplated hereby and pursuant to all exhibits hereto.


                                 ARTICLE V
                            CONDITIONS PRECEDENT

SECTION 5.01  	CONDITIONS PRECEDENT TO THE PARTIES' OBLIGATIONS.

	The obligations of the Parties as provided herein shall be subject to each of the following conditions precedent, unless waived in writing by both MGS and Palmera:

	(a)	Consents, Approvals.  The Parties shall have obtained all
necessary consents and approvals of their respective boards of directors, and all consents, approvals and authorizations required under their respective charter documents, and all material consents, including any material consents and waivers by the Parties' respective lenders and other third-parties, if necessary, to the consummation of the transactions contemplated by this Agreement.

	(b)	Shareholder Approval.  This Agreement and the transactions
contemplated hereby shall have been approved by the shareholders of Palmera and by the shareholder of Merger Sub in accordance with the applicable provisions of the FBCA and their respective bylaws.

	(c)	Absence of Certain Litigation.  No action or proceeding shall be threatened or pending before any governmental entity or authority which, in the reasonable opinion of counsel for the Parties, is likely to result in a restraint, prohibition or the obtaining of damages or other relief in connection with this Agreement or the consummation of the Merger.

	(d)	Transaction with Principal Stockholder:   Palmera and the
Principal Stockholder shall have completed certain transactions described in a Stock Purchase Agreement dated December 9, 2006 between Palmera and the Principal Shareholder providing for (i) the purchase from the Principal Stockholder by Palmera of 50,000,000 MGS Common Shares for a promissory note, (ii) the pledging of such Shares to the Principal Stockholder to secure payment of the promissory note, and (iii) the surrender by the Principal Stockholder to MGS of 3,256,635 MGS Common Shares.

	(e)	Merger of Palmera Affiliate into MGS Subsidiary.  MGS shall
have entered into an Agreement and Plan of Merger with Trinity providing for the merger of Trinity and MGS's wholly owned subsidiary "MGS Trinity Acquisition Corp" with Trinity as the surviving corporation in the merger and the conversion of all outstanding shares of capital stock of Trinity into 540,000,000 MGS Common Shares and

	(f)	Information Statement.  No less than ten days shall have
passed after MGS shall have filed with the SEC and mailed to its shareholders of record an information statement containing the information required by Rule 14f-1 of the SEC.

SECTION 5.02 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF MGS AND THE MGS PRINCIPAL STOCKHOLDER

	The obligations of MGS and the MGS Principal Stockholder on the Closing Date as provided herein shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions precedent, unless waived in writing by MGS or the MGS Principal Stockholder:

	(a)	Consents And Approvals.  Palmera shall have obtained all
material consents, including any material consents and waivers by Palmera's lenders and other third-parties, if necessary, to the consummation of the transactions contemplated by this Agreement.

	(b) 	Representations and Warranties.  The representations and
warranties by Palmera in Article III herein shall be true and accurate in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made at and as of the Closing Date, except to the extent that any changes therein are specifically contemplated by this Agreement.

	(c)	Performance.  Palmera shall have performed and complied in all material respects with all agreements to be performed or complied with by it pursuant to this Agreement at or prior to the Closing.

	(d)	Proceedings and Documents.  All corporate, company and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to MGS and its counsel, and MGS and its counsel shall have received all such counterpart originals (or certified or other copies) of such documents as they may reasonably request.

	(e)	Certificate of Good Standing.  Palmera shall have delivered to
MGS a certificate as to the good standing of Palmera certified by the Secretary of State of the State of Florida on or within fourteen (14) business days prior to the Closing Date.

	(f)	Material Changes.  Except as contemplated by this Agreement, since the date hereof, Palmera shall not have suffered a Material Adverse Effect, and, without limiting the generality of the foregoing, there shall be no pending litigation to which Palmera is a party which is reasonably likely to have a Material Adverse Effect on Palmera;

	(g)	Due Diligence.  MGS shall have completed to its own
satisfaction due diligence in relation to Palmera;

	(h)	SEC Filing.  No less than one week prior to the Closing,
Palmera shall have delivered to MGS the financial statements, report of Palmera's independent public accountant, and other information required for inclusion in the Current Report that MGS will file with the Securities and Exchange Commission within four business days after the Closing;

	(i)	Assignment of Certain Assets to Principal Stockholder.  MGS
shall have assigned to the Principal Stockholder all of MGS's right, title and interest in the name "Maui General Store" (except that MGS shall retain the right to use same as its corporate name until the name is formally changed).

SECTION 5.03 	CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PALMERA

	The obligations of Palmera on the Closing Date as provided herein shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions precedent, unless waived in writing by Palmera:

	(a)	Consents And Approvals.  MGS and Merger Sub shall have
obtained all material consents, including any material consents and waivers of its respective lenders and other third parties, if necessary, to the consummation of the transactions contemplated by this Agreement.

	(b)	Representations And Warranties.  The representations and
warranties by MGS, the MGS Principal Stockholder and Merger Sub in Article II herein shall be true and accurate in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made at and as of the Closing Date, except to the extent that any changes therein are specifically contemplated by this Agreement.

	(c)	Performance.  MGS, the MGS Principal Stockholder and Merger
Sub shall have performed and complied in all material respects with all agreements to be performed or complied with by it pursuant to this Agreement prior to or at the Closing.

	(d)	Proceedings And Documents.  All corporate, company and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to Palmera and its counsel, and Palmera and its counsel shall have received all such counterpart originals (or certified or other copies) of such documents as they may reasonably request.

	(e)	Certificates of Good Standing.  MGS shall have delivered to
Palmera a certificate as to its good standing in the State of New York, and the Merger Sub shall have delivered to Palmera a certificate as to its good standing in the State of Florida, in each case certified by the Secretary of State not more than fourteen (14) business days prior to the Closing Date.

	(f)	Material Changes.  Except as contemplated by this Agreement, since the date hereof, neither MGS nor Merger Sub shall have suffered a Material Adverse Effect and, without limiting the generality of the foregoing, there shall be no pending litigation to which MGS or the Merger Sub is a party which is reasonably likely to have a Material Adverse
Effect on MGS or the Merger Sub;

	(g)	Due Diligence.	Palmera shall have completed to its own
satisfaction due diligence in relation to MGS;

	(h)	Status of MGS.  As at the Effective Time of the Merger, MGS
(i) shall be a fully compliant reporting public company under the Exchange Act, and shall be current in all of its reports required to be filed under the Exchange Act, (ii) shall not have been threatened or subject to delisting from the OTC Bulletin Board, (iii) shall have outstanding no greater than $10,000 in liabilities and obligations of a nature that would be required to be set forth on a balance sheet prepared in accordance with GAAP, (iv) shall have no contingent liabilities or obligations; and (v) shall have 140,000,000 MGS Common Shares outstanding (including 50,000,000 shares owned by Palmera).

	(i)	MGS Board of Directors.  Effective at the Effective Time of
the Merger, the board of directors of MGS shall have enlarged the board to a number designated by Palmera and shall have appointed to the vacancies persons designated by the board of directors of Palmera, and all of the officers and directors of MGS now serving shall have tendered their resignations as officers and directors of MGS.

	(j)	Waivers by Principal Stockholder.  The Principal Stockholder
shall have waived his claim to all amounts owed to him by MGS, and shall have released MGS from liability for all amounts owed to him, known or unknown, contingent or fixed.

                                ARTICLE VI
                                TERMINATION

SECTION 6.01    TERMINATION.

This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by:

	(a)	Either MGS, on the one hand, or Palmera, on the other hand, if any governmental entity or court of competent jurisdiction shall have issued an order, decree or ruling or taken any other action (which order, decree, ruling or other action the Parties shall use their commercially reasonable best efforts to lift), which restrains, enjoins or otherwise prohibits the Merger or the issuance of the Merger Shares pursuant to the Merger and such order, decree, ruling or other action shall have become final and non-appealable;

	(b)	MGS, if Palmera shall have breached in any material respect
any of its representations, warranties, covenants or other agreements contained in this Agreement, and the breach cannot be or has not been cured within thirty (30) calendar days after the giving of written notice by MGS to Palmera;

	(c)	Palmera, if MGS shall have breached in any material respect
any of its representations, warranties, covenants or other agreements contained in this Agreement, and the breach cannot be or has not been cured within thirty (30) calendar days after the giving of written notice by Palmera to MGS; or

	(d)	Without any action on the part of the Parties if required by
Applicable Law or if the Merger shall not be consummated by January 23, 2006.

SECTION 6.02    EFFECT OF TERMINATION.

	If this Agreement is terminated as provided in Section 6.01, written notice of such termination shall be given by the terminating Party to the other Party specifying the provision of this Agreement pursuant to which such termination is made, this Agreement shall become null and void and there shall be no liability on the part of MGS or Palmera, provided, however, that (a) the provisions of Article VII hereof shall survive the termination of this Agreement; (b) the amount paid to MGS for transaction expenses shall be repaid to Palmera if MGS terminates this Agreement without cause; (c) nothing in this Agreement shall relieve any Party from any liability or obligation with respect to any willful breach of this Agreement; and (d) termination shall not affect accrued rights or liabilities of any party at the time of such termination.


                                 ARTICLE VII
                               CONFIDENTIALITY

SECTION 7.01    CONFIDENTIALITY

	MGS, on the one hand, and Palmera, on the other hand, will keep confidential all information and documents obtained from the other, including but not limited to any information or documents provided pursuant to Section 4.03(e) hereof, which are designated by such Party as confidential (except for any information disclosed to the public pursuant to a press release authorized by the Parties); and in the event the Closing does not occur or this Agreement is terminated for any reason, will promptly return such documents and all copies of such documents and all notes and other evidence thereof, including material stored on a computer, and will not use such information for its own advantage, except to the extent that (i) the information must be disclosed by law, (ii) the information becomes publicly available by reason other than disclosure by the Party subject to the confidentiality obligation, (iii) the information is independently developed without use of or reference to the other Party's confidential information, (iv) the information is obtained from another source not obligated to keep such information confidential, or (v) the information is already publicly known or known to the receiving Party when disclosed as demonstrated by written documentation in the possession of such Party at such time.

                               ARTICLE VIII
                             INDEMNIFICATION

SECTION 8.01    INDEMNIFICATION BY MGS

	MGS and the MGS Principal Stockholder shall, jointly and severally, indemnify, defend and hold harmless each of Palmera, any subsidiary or affiliate thereof and each person who is now, or has been at any time prior to the date hereof or who becomes prior to the Closing, an officer, director or partner of Palmera, any subsidiary or affiliate thereof or an employee of Palmera, any subsidiary or affiliate thereof and their respective heirs, legal representatives, successors and assigns (the "Palmera Indemnified Parties") against all losses, claims, damages, costs, expenses (including reasonable attorneys' fees), liabilities or judgments or amounts that are paid in settlement of or in connection with any threatened or actual third party claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of (i) any material breach of this Agreement by the Principal Stockholder, MGS or any subsidiary or affiliate thereof, including but not limited to failure of any representation or warranty to be true and correct at or before the Closing, (ii) any willful or grossly negligent act, omission or conduct of any officer, director or agent of MGS or any subsidiary or affiliate thereof prior to the Closing, whether asserted or claimed prior to, at or after, the Closing, or (iii) relating to the consummation of the transactions contemplated herein, and any action taken in connection therewith. Any Palmera Indemnified Party wishing to claim indemnification under this Section 8.01, upon learning of any such claim, action, suit, proceeding or investigation, shall notify MGS in writing, but the failure to so notify shall not relieve MGS from any liability that it may have under this Section 8.01, except to the extent that such failure would materially prejudice MGS.

SECTION 8.02    INDEMNIFICATION BY PALMERA

	Palmera shall indemnify, defend and hold harmless each of MGS, any subsidiary or affiliate thereof and each person who is now, or has been at any time prior to the date hereof or who becomes prior to the Closing, an officer, director or partner of MGS, any subsidiary or affiliate thereof or an employee of MGS, any subsidiary or affiliate thereof and their respective heirs, legal representatives, successors and assigns (the "MGS Indemnified Parties") against all losses, claims, damages, costs, expenses (including reasonable attorneys' fees), liabilities or judgments or amounts that are paid in settlement of or in connection with any threatened or actual third party claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of (i) any material breach of this Agreement by Palmera or any subsidiary or affiliate thereof, including but not limited to failure of any representation or warranty to be true and correct at or before the Closing, (ii) any willful or negligent act, omission or conduct of any officer, director or agent of Palmera or any subsidiary or affiliate thereof prior to the Closing, whether asserted or claimed prior to, at or after, the Closing, or (iii) relating to the consummation of the transactions contemplated herein, and any action taken in connection therewith. Any MGS Indemnified Party wishing to claim indemnification under this Section 8.02, upon learning of any such claim, action, suit, proceeding or investigation, shall notify Palmera in writing, but the failure to so notify shall not relieve Palmera from any liability that it may have under this Section 8.02, except to the extent that such failure would materially prejudice Palmera.

SECTION 8.03    INDEMNIFICATION OF EXCHANGE AGENT

	(a)	MGS, Palmera and Merger Sub (for the purposes of this Section
8.03, the "Indemnitors") agree to indemnify the Exchange Agent ( the "Indemnitee") against, and hold him harmless of and from, any and all loss, liability, cost, damage and expense, including without limitation, reasonable counsel fees, which the Indemnitee may suffer or incur by reason of any action, claim or proceeding brought against the Indemnitee arising out of or relating in any way to the Exchange Agent's service in such capacity, unless such action, claim or proceeding is the result of the willful misconduct or gross negligence of the Indemnitee.

	(b)	If the indemnification provided for in Section 8.03(a) is
applicable, but for any reason is held to be unavailable, the Indemnitors shall jointly and severally contribute such amounts as are just and equitable to pay, or to reimburse the Indemnitee for, the aggregate of any and all losses, liabilities, costs, damages and expenses, including counsel fees, actually incurred by the Indemnitee as a result of or in connection with, and any amount paid in settlement of, any action, claim or proceeding arising out of or relating in any way to any actions or omissions of the Indemnitors.


                                ARTICLE IX
                              MISCELLANEOUS

SECTION 9.01    EXPENSES.

	Except as contemplated by this Agreement, all costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated by this Agreement shall be paid by the Party incurring such expenses. The foregoing notwithstanding, Palmera shall, upon the execution of this Agreement, pay the sum of Twenty-Five Thousand Dollars ($25,000.00) to MGS to cover legal fees and other expenses it incurs in completing the transactions contemplated by this Agreement.

SECTION 9.02    APPLICABLE LAW

	This Agreement shall be governed by the laws of the State of Florida, without giving effect to the principles of conflicts of laws thereof, as applied to agreements entered into and to be performed in such state.

SECTION 9.03    NOTICES.

	All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given or made as follows:

	(a)	If sent by reputable overnight air courier (such as Federal
Express), 2 business days after being sent;

	(b)	If sent by facsimile transmission, with a copy delivered  in the manner provided in clauses (a) or (c) , when transmitted and receipt is confirmed by the fax machine; or

	(c)	If otherwise actually personally delivered, when delivered.

	All notices and other communications under this Agreement shall be sent or delivered as follows:

	If to Palmera, to:

		M. Peter Carey, III
		President
		19321 US Highway 19 North
		Bldg. C, Suite 320
		Clearwater, FL  33764
		Telephone:  727-536-7900
		Facsimile:  727-535-9600

	with a copy to (which shall not constitute notice):

		Robert Brantl, Esq.
		322 4th Street
		Brooklyn, NY 11215
		Telephone:  718-768-6045
		Facsimile:  718-965-4042

	If to MGS and/or the Principal Stockholder, to:

		Richard Miller
		P.O. Box 297
		Hana. Maui, Hawaii 96713
		Telephone:  808-248-8787
		Facsimile:  808-248-7821

with a copy to (which shall not constitute notice):

		Thomas Smith, Esq.
		9800 Mt. Pyramid Ct.
		Suite 400
		Englewood, CO 80112
		Telephone:  718-768-6045
		Facsimile:  718-965-4042

	Each Party may change its address by written notice in accordance with this Section.

SECTION 9.04	ASSIGNMENT.

	Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any of the Parties (whether by operation of law or otherwise) without the prior written consent of the other Parties; provided that in no event may the right to indemnification provided by Article VIII hereto be assigned by any of the Parties, with or without consent, except by operation of law. Subject to the immediately foregoing sentence of this Section 9.04, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the Parties and their respective heirs, legal representatives, successors and assigns.

SECTION 9.05 	COUNTERPARTS.

	This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which shall be considered one and the same agreement.

SECTION 9.06  	NO THIRD PARTY BENEFICIARIES.

	Except as expressly provided by this Agreement, nothing herein is intended to confer upon any person or entity not a Party to this Agreement any rights or remedies under or by reason of this Agreement.

SECTION 9.07  	RULES OF CONSTRUCTION.

	The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.


	IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


MAUI GENERAL STORE, INC.


By:
Name: 	Richard Miller
Title: 	Chief Executive Officer




MGS ACQUISITION CORP.


By:
Name: 	Richard Miller
Title: 	President


MGS PRINCIPAL STOCKHOLDER



_____________________________________
	RICHARD MILLER



PALMERA HOLDINGS, INC.


By:
Name: 	Dr. Lawrence StoweI
Title: 	Chairman





                           SCHEDULES AND EXHIBITS:

                      Exhibit A - Certificate of Merger

                 Schedule 3.08   Interested Party Transactions





                                   APPENDIX B


                          AGREEMENT AND PLAN OF MERGER

                                  by and among

                             Maui General Store, Inc.

                          MGS Trinity Acquisition Corp.

                                      and

                            Trinity Biogenics, Inc.

                          Dated as of January 11, 2006


                          AGREEMENT AND PLAN OF MERGER

	Agreement and Plan of Merger dated as of January 11, 2006 (the "Agreement") by and among Maui General Store, Inc., a corporation formed under the laws of the State of New York ("MGS"), MGS Trinity Acquisition Corp., a corporation newly formed under the laws of the State of Florida and a wholly owned subsidiary of MGS (the "Merger Sub"), Trinity Biogenics, Inc., a corporation formed under the laws of the State of Florida ("Trinity") and Richard Miller, the principal shareholder of MGS (the "Principal Stockholder"). MGS, the Merger Sub, Trinity and the Principal Stockholder are referred to herein individually as a "Party" and collectively as the "Parties."

                                   PREAMBLE

	WHEREAS, Trinity has been organized pursuant to the terms of a Reorganization Agreement among MGS, the Principal Stockholder, Palmera (defined below) and the shareholders of Palmera; and

	WHEREAS, in order to implement the Reorganization Agreement, MGS will acquire Trinity pursuant to a merger transaction whereby, pursuant to the terms and subject to the conditions of this Agreement, Trinity shall become a wholly owned subsidiary of MGS through the merger of Trinity with and into the Merger Sub (the "Merger");

	WHEREAS, in the Merger all issued and outstanding shares of capital stock of Trinity held by the stockholders of Trinity (the "Trinity Stockholders") shall be cancelled and converted into the right to receive 540,000,000 pre-split shares of common stock of MGS, $0.001 par value per share (the "Merger Shares"), which shares, combined with the shares acquired by the Trinity Stockholders as a result of the Palmera Merger, will represent 90.90% of the issued and outstanding common stock of MGS after the Merger; and

	WHEREAS, MGS, Trinity and the Merger Sub intend that the Merger qualify asa "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the parties intend this Agreement to qualify as a "plan of reorganization" within the meaning of Treasury Regulation Sections 1.368-2(g) and 1.368-3(a);

	NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, the Parties, intending to be legally bound, hereby agree as follows:

                            CERTAIN DEFINITIONS

	As used in this Agreement, the following terms shall have the meanings set forth below:

"Applicable Law" means any domestic or foreign law, statute, regulation, rule, policy, guideline or ordinance applicable to the businesses of the Parties, the Merger and/or the Parties.

"FBCA" means the Florida Business Corporation Act.

"GAAP" means generally accepted accounting principles in the United States of America as promulgated by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board or any successor institutes concerning the treatment of any accounting matter.

"Lien" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, claim, encumbrance, royalty interest, any other adverse claim of any kind in respect of such property or asset, or any other restrictions or limitations of any nature whatsoever.

"Material Adverse Effect" with respect to any entity or group of entities means any event, change or effect that has or would have a materially adverse effect on the financial condition, business or results of operations of such entity or group of entities, taken as a whole.

"Palmera" means Palmera Holdings, Inc., a Florida corporation.

"Person" means any individual, corporation, partnership, trust or unincorporated organization or a government or any agency or political subdivision thereof.

"Reorganization Agreement" shall mean the agreement of that name dated of even date herewith and signed by MGS, the Principal Stockholder, Palmera and the Palmera Stockholders.

"Surviving Entity" shall mean Trinity as the surviving entity in the Merger as provided in Section 1.03.

"Tax" (and, with correlative meaning, "Taxes" and "Taxable") means:

	(i) any income, alternative or add-on minimum tax, gross receipts tax, sales tax, use tax, ad valorem tax, transfer tax, franchise tax, profits tax, license tax, withholding tax, payroll tax, employment tax, excise tax, severance tax, stamp tax, occupation tax, property tax, environmental or windfall profit tax, custom, duty or other tax, impost, levy, governmental fee or other like assessment or charge of any kind whatsoever together with any interest or any penalty, addition to tax or additional amount imposed with respect thereto by any governmental or Tax authority responsible for the imposition of any such tax (domestic or foreign), and

	(ii) any liability for the payment of any amounts of the type described in clause (i) above as a result of being a member of an affiliated, consolidated, combined or unitary group for any Taxable period, and

	(iii) any liability for the payment of any amounts of the type described in clauses (i) or (ii) above as a result of any express or implied obligation to indemnify any other person.

"Tax Return" means any return, declaration, form, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.


                                  ARTICLE I
                                  THE MERGER

SECTION 1.01 	THE MERGER.

	Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the FBCA, at the Effective Time (as hereinafter defined), all Trinity Shares (as hereinafter defined) shall be cancelled and converted into the right to receive the Merger Shares. In connection therewith, the following terms shall apply:

	(a)	Exchange Agent.   Robert Brantl, Esq., counsel for Trinity,
shall act as the exchange agent (the "Exchange Agent") for the purpose of exchanging Trinity Shares for the Merger Shares. At or prior to the Closing, MGS shall deliver to the Exchange Agent certificates for the Merger Shares.

	(b)	Conversion of Securities.

		(i)	Conversion of Trinity Securities.  At the Effective
Time, by virtue of the Merger and without any action on the part of MGS, Trinity or the Merger Sub, or the holders of any of their respective securities:

			(A)	Each of the issued and outstanding shares of
common stock of Trinity (the "Trinity Shares") immediately prior to the Effective Time shall be converted into and represent the right to receive, and shall be exchangeable for, that number of Merger Shares as shall be determined by dividing 540,000,000 by the number of then issued and outstanding Trinity Shares (the "Trinity Conversion Rate"). The Trinity Conversion Rate shall be subject to equitable adjustment in the event of any split or consolidation of the outstanding shares of MGS prior to the Effective Time.

                         (B)     Each warrant, option or security convertible
into common stock of Trinity shall be converted into and represent the right to receive that number of shares of MGS common stock as would have been received pursuant to Section 1.01(b)(A) by the holder of the number of Trinity Shares for which the warrant option or convertible security may be exchanged.


                         (C)     All Trinity Shares shall no longer be
outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the Merger Shares to be issued pursuant to this Section 1.01(b)(i) upon the surren-der of such certificate in accordance with Section 1.07, without interest.
No fractional shares may be issued; but each fractional share that would result from the Merger will be rounded to the nearest whole number of shares.

                (ii)	Conversion of Merger Sub Stock.  At the Effective Time,
by virtue of the Merger and without any action on the part of Trinity, MGS, the Merger Sub, or the holders of any of their respective securities, each share of capital stock of Merger Sub outstanding immediately prior to the Effective Time shall be converted into one share of the common stock of the Surviving Entity and the shares of common stock of the Surviving
Entity so issued in such conversion shall constitute the only outstanding shares of capital stock of the Surviving Entity and the Surviving Entity shall be a wholly owned subsidiary of MGS.

SECTION 1.02    CLOSING.

	The closing of the Merger (the "Closing") will take place at the
offices of Robert Brantl, Esq.   within one (1) business day following the
satisfaction or waiver of the conditions precedent set forth in Article V or at such other date as MGS and Trinity shall agree (the "Closing Date"), but in any event no later than December 31, 2006.

SECTION 1.03    MERGER; EFFECTIVE TIME.

	At the Effective Time and subject to and upon the terms and conditions of this Agreement, Merger Sub shall, and MGS shall cause Merger Sub to, merge with and into Trinity in accordance with the provisions of the FBCA, the separate corporate existence of Merger Sub shall cease and Trinity shall continue as the Surviving Entity. The Effective Time shall occur upon the filing with the Secretary of State of the State of Florida of a Certificate of Merger (the "Certificate of Merger") substantially in the form of Exhibit A attached hereto and executed in accordance with the applicable provisions of the FBCA (the "Effective Time"). The date on which the Effective Time occurs is referred to as the "Effective Date." Provided that this Agreement has not been terminated pursuant to Article VI, the Parties will cause the Certificate of Merger to be filed as soon as practicable after the Closing.

SECTION 1.04 	EFFECT OF THE MERGER.

	The Merger shall have the effect set forth in Section 607.11101 of the FBCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers and franchises of Trinity and Merger Sub shall vest in the Surviving Entity, and all debts, liabilities and duties of Trinity and Merger Sub shall become the debts, liabilities and duties of the Surviving Entity.

SECTION 1.05 	ARTICLES OF INCORPORATION AND BYLAWS; DIRECTORS AND OFFICERS.

        Pursuant to the Merger:

	(a)	The Articles of Incorporation and Bylaws of Trinity as in
effect immediately prior to the Effective Time shall be the Articles of Incorporation and Bylaws of the Surviving Entity immediately following the Merger.

	(b)	The directors and officers of Trinity immediately prior to the
Merger shall be the directors and officers of the Surviving Entity subsequent to the Merger.


SECTION 1.06    RESTRICTIONS ON RESALE

	(a)	The Merger Shares.  The Merger Shares will not be registered under the Securities Act, or the securities laws of any state, and cannot be transferred, hypothecated, sold or otherwise disposed of until: (i) a registration statement with respect to such securities is declared effective under the Securities Act, or (ii) MGS receives an opinion of counsel for the stockholders, reasonably satisfactory to counsel for MGS, that an exemption from the registration requirements of the Securities Act is available.

	The certificates representing the Merger Shares which are being issued to the Trinity Stockholders shall contain a legend substantially as follows:

        "THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT, OR MAUI GENERAL STORE, INC. RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO COUNSEL FOR MAUI GENERAL STORE, INC. THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE."

SECTION 1.07 	EXCHANGE OF CERTIFICATES.

	(a)	EXCHANGE OF CERTIFICATES.  After the Effective Time and
pursuant to a customary letter of transmittal or other instructional form provided by the Exchange Agent to the Trinity Stockholders, the Trinity Stockholders shall be required to surrender all their Trinity Shares to the Exchange Agent, and the Trinity Stockholders shall be entitled upon such surrender to receive in exchange therefor certificates representing the proportionate number of Merger Shares into which the Trinity Shares theretofore represented by the stock transfer forms so surrendered shall have been exchanged pursuant to this Agreement. Until so surrendered, each outstanding certificate which, prior to the Effective Time, represented Trinity Shares shall be deemed for all corporate purposes, subject to the further provisions of this Article I, to evidence the ownership of the number of whole Merger Shares for which such Trinity Shares have been so exchanged. No dividend payable to holders of Merger Shares of record as of any date subsequent to the Effective Time shall be paid to the owner of any certificate which, prior to the Effective Time, represented Trinity Shares, until such certificate or certificates representing all the relevant Trinity Shares, together with a stock transfer form, are surrendered as provided in this Article I or pursuant to letters of transmittal or other instructions with respect to lost certificates provided by the Exchange Agent.

	(b)	FULL SATISFACTION OF RIGHTS.  All Merger Shares for which the
Trinity Shares shall have been exchanged pursuant to this Article I shall be deemed to have been issued in full satisfaction of all rights pertaining to the Trinity Shares.

	(c)	EXCHANGE OF CERTIFICATES.  All certificates representing
Trinity Shares converted into the right to receive Merger Shares pursuant to this Article I shall be furnished to MGS subsequent to delivery thereof to the Exchange Agent pursuant to this Agreement.

	(d)	CLOSING OF TRANSFER BOOKS.  On the Effective Date, the stock transfer book of Trinity shall be deemed to be closed and no transfer of Trinity Shares shall thereafter be recorded thereon.


                                 ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF MGS
                      AND THE MGS PRINCIPAL STOCKHOLDER

	MGS and the MGS Principal Stockholder, and, where applicable, the Merger Sub, hereby jointly and severally represent and warrant to Trinity, as of the date of this Agreement, as follows:

SECTION 2.01 	ORGANIZATION, STANDING AND POWER.

	MGS is a company duly incorporated, validly existing and in good standing under the laws of the State of New York and has corporate power and authority to conduct its business as presently conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. Merger Sub is a company duly incorporated, validly existing and in good standing under the laws of the State of Florida and has corporate power and authority to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. MGS has not engaged in any business activities since June 2005 other than negotiation of potential acquisitions, and has no material property or assets. Other than its ownership of the Merger Sub, MGS does not have an ownership interest in any Person. Merger Sub is a recently formed corporation and prior to the date hereof , Merger Sub has not conducted any operating business, become a party to any agreements, or incur any liabilities or obligations.

SECTION 2.02    CAPITALIZATION.

	(a)	There are 500,000,000 shares of capital stock of MGS
authorized, consisting of 500,000,000 shares of common stock, $0.001 par value per share (the "MGS Common Shares"). As of the date of this Agreement, there are 143,256,635 MGS Common Shares issued and outstanding.

        (b)	The MGS Principal Stockholder owns of record and beneficially
115,925,305 MGS Common Shares. No MGS Common Shares have been reserved for issuance to any Person, and there are no other outstanding rights, warrants, options or agreements for the purchase of MGS Common Shares except as provided in this Agreement.

        (c)	All outstanding MGS Common Shares are validly issued, fully
paid, non-assessable, not subject to pre-emptive rights and have been issued in compliance with all state and federal securities laws or other Applicable Law. The Merger Shares issuable to the Trinity Stockholders will, when issued pursuant to this Agreement, be duly and validly authorized and issued, fully paid and non-assessable.


SECTION 2.03    AUTHORITY FOR AGREEMENT.

	The execution, delivery, and performance of this Agreement by each of MGS and Merger Sub has been duly authorized by all necessary corporate and shareholder action, and this Agreement, upon its execution by the Parties, will constitute the valid and binding obligation of each of MGS and Merger Sub enforceable against each of them in accordance with and subject to its terms, except as enforceability may be affected by bankruptcy, insolvency or other laws of general application affecting the enforcement of creditors' rights. The execution and consummation of the transactions contemplated by this Agreement and compliance with its provisions by MGS and Merger Sub will not violate any provision of Applicable Law and will not conflict with or result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, MGS's Certificate of Incorporation, Merger Sub's Certificate of Incorporation, or any of their Bylaws, in each case as amended, or, in any material respect, any indenture, lease, loan agreement or other agreement or instrument to which MGS is a party or by which it or any of its properties are bound, or any decree, judgment, order, statute, rule or regulation applicable to MGS or Merger Sub.


SECTION 2.04    FINANCIAL STATEMENTS.

	(a)	MGS has made available to Trinity copies of its audited
consolidated financial statements at December 31, 2004 and 2003 for the fiscal years then ended, as well as its unaudited consolidated financial statements for the fiscal period ending September 30, 2005 (collectively, "MGS Financial Statements").

	(b)	Each set of consolidated financial statements (including, in each case, any related notes thereto) contained in the MGS Financial Statements was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto). Such financial statements fairly present the consolidated financial position of MGS as at the dates thereof and the consolidated results of its operations and its consolidated cash flows for the periods then ended.

        (c) As at the date of this Agreement, the aggregate liabilities of MGS which would be required to be disclosed on a balance sheet prepared in accordance with GAAP do not and will not exceed $10,000.

SECTION 2.05    ABSENCE OF CERTAIN CHANGES OR EVENTS.  Since September 30, 2005:

	(a)	There has not been any material adverse change in the
business, operations, properties, assets, or financial condition of MGS;

	(b)	MGS has not (i) amended its Certificate of Incorporation;
(ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any outstanding capital stock; (iii) made any material change in its method of management, operation, or accounting; (iv) entered into any material transaction (other than the assignment of certain claims to the Principal Stockholder in exchange for his waiver of certain debts); or (v) made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee.

SECTION 2.06 	GOVERNMENTAL AND THIRD PARTY CONSENTS

	No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or other foreign governmental authority, instrumentality, agency or commission or any third party, including a party to any agreement with MGS or Merger Sub, is required by or with respect to MGS or Merger Sub in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under (i) applicable securities laws, or (ii) the FCBA.

SECTION 2.07    LITIGATION

	There is no action, suit, investigation, audit or proceeding pending against, or to the best knowledge of MGS threatened against or affecting, MGS or any of its assets or properties before any court or arbitrator or any governmental body, agency or official.

SECTION 2.8     INTERESTED PARTY TRANSACTIONS

	Except for debts to Richard Miller which are disclosed on the MGS Financial Statements, which will be satisfied prior to the Effective Time, MGS is not indebted to any officer or director of MGS, and no such person is indebted to MGS.

SECTION 2.9     COMPLIANCE WITH APPLICABLE LAWS.

	To the knowledge of MGS, the business of each of MGS and Merger Sub has not been, and is not being, conducted in violation of any Applicable Law.

SECTION 2.10    TAX RETURNS AND PAYMENT

	MGS has duly and timely filed all material Tax Returns required to be filed by it and has duly and timely paid all Taxes shown thereon to be due. There is no material claim for Taxes that is a Lien against the property of MGS. MGS has not received written notification of any audit of any Tax Return of MGS being conducted or pending by a Tax authority where an adverse determination could have a Material Adverse Effect on MGS, no extension or waiver of the statute of limitations on the assessment of any Taxes has been granted by MGS which is currently in effect, and MGS is not a party to any agreement, contract or arrangement with any Tax authority or otherwise, which may result in the payment of any amount in excess of the amount reflected on the MGS Financial Statements.

SECTION 2.11    MGS PUBLIC FILINGS

	MGS is a fully compliant reporting company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and all MGS public filings required under the Exchange Act have been made. All public filings by MGS under the Exchange Act are true, correct and complete in all material respects, are not misleading and do not omit to state any material fact which is necessary to make the statements contained in such public filings not misleading in any material respect. To the knowledge of MGS, MGS has not been threatened or is not subject to removal of its common stock from the OTC Bulletin Board.

SECTION 2.12    MGS AGREEMENTS

	MGS is not a party to any material agreements.

SECTION 2.13    EMPLOYEES AND BENEFIT PLANS

        MGS has no employees. With respect to its former employees, MGS complied with Applicable Laws relating to employment, civil rights and equal employment opportunities or other employment practices, and MGS has received no notice of any claim before any governmental body brought by or on behalf of any prospective employee, former employee, retiree, labor organization or other representative of employees or any governmental body or, to the knowledge of MGS is any such claim threatened against MGS .
MGS has paid in full to all of its former employees all wages, salaries, commissions, bonuses, benefits and other compensation due and payable to such employees.

SECTION 2.14    FINDERS' FEES

	Neither MGS nor the Principal Stockholder has incurred, nor will it incur, directly or indirectly, any liability for brokers' or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement.


                                 ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF TRINITY

	Trinity hereby represents and warrants to MGS, Merger Sub and the Principal Stockholder, as of the date of this Agreement and as of the Effective Time (except as otherwise indicated), as follows:

SECTION 3.01    ORGANIZATION, STANDING AND POWER.

	Trinity is a privately held corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida, and has full corporate power and authority to conduct its business as presently conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. Trinity is duly qualified to do business as a foreign corporation in each state in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it make such qualification necessary. Trinity does not have any ownership interest in any Person.

SECTION 3.02    CAPITALIZATION.

	There are 20,000,000 shares of Trinity capital stock authorized, consisting of 20,000,000 shares of common stock with $.001 par value (the "Trinity Common Shares"). As of the date of this Agreement, there were _____________ issued and outstanding Trinity Common Shares. No Trinity Common Shares have been reserved for issuance to any Person, and there are no outstanding rights, warrants, options or agreements for the purchase of Trinity Common Shares. Trinity does not intend to issue any such derivative securities prior to the Closing. No Person is entitled to any rights with respect to the conversion, exchange or delivery of the Trinity Common Shares. The Trinity Common Shares have been issued in compliance with all Applicable Law.

SECTION 3.03    AUTHORITY FOR AGREEMENT.

	The execution, delivery and performance of this Agreement by Trinity has been duly authorized by all necessary corporate action, and this Agreement constitutes the valid and binding obligation of Trinity, enforceable against it in accordance with its terms, except as enforceability may be affected by bankruptcy, insolvency or other laws of general application affecting the enforcement of creditors' rights. The execution and consummation of the transactions contemplated by this Agreement and compliance with its provisions by Trinity will not violate any provision of Applicable Law and will not conflict with or result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, Trinity's Certificate of Incorporation or Bylaws, in each case as amended, or, to the knowledge of Trinity, in any material respect, any indenture, lease, loan agreement or other agreement instrument to which Trinity is a party or by which it or any of its properties are bound, or any decree, judgment, order, statute, rule or regulation applicable to Trinity, except to the extent that any breach or violation of any of the foregoing would not constitute or result in a Material Adverse Effect on Trinity.

SECTION 3.04    FINANCIAL CONDITION

	(a)	As of the date of this Agreement, the fair value of Trinity's assets is $____________, and its aggregate liabilities do not exceed $________________.

	(b)	The Intellectual Property License Agreement assigned by
Palmera to Trinity licensing to Palmera rights to certain technology developed by The Stowe Foundation is in full force and effect, and neither party has committed any breach of the said agreement.

SECTION 3.05 ABSENCE OF CERTAIN CHANGES OR EVENTS. To the knowledge of Trinity, since the date of its formation:

	(a)	there has not been (i) any material adverse change in the
business, operations, properties, assets, or condition of Trinity or (ii) any damage, destruction, or loss to Trinity (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of Trinity;

	(b)	Trinity has not (i) amended its Articles  of Incorporation or
Bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any outstanding capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of Trinity; (iv) made any material change in its method of management, operation, or accounting; (v) other than in the ordinary course of business, entered into any other material transaction; (vi) other than pursuant to any existing employment agreement with Palmera and certain compensation accruals for Officers of the corporation, namely the President and Treasurer/Secretary of the company, made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) other than pursuant to any existing employment agreement, increased the rate of compensation payable or to become payable by it to any of its officers or any of its employees; or (viii) other than pursuant to any existing employment agreement with Palmera and certain compensation accruals for Officers of the corporation, namely the President and Treasurer/Secretary of the company, made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;

	(c)	Trinity has not (i) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (ii) sold or transferred, or agreed to sell or transfer, any material assets, properties, or rights, or canceled, or agreed to cancel, any material debts or claims; or (iv) made or permitted any material amendment or termination of any contract, agreement, or license to which it is a party;

	(d)	To its  knowledge, Trinity has not become subject to any law or regulation which has had or in the future is substantially likely to have a Material Adverse Effect on Trinity.

SECTION 3.06    GOVERNMENTAL OR THIRD PARTY CONSENT

	No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or other foreign governmental authority, instrumentality, agency or commission or any third party, including a party to any agreement with Trinity, is required by or with respect to Trinity in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under (i) applicable securities laws, or (ii) the FBCA.

SECTION 3.07    LITIGATION

	There is no action, suit, investigation, audit or proceeding pending against or, to the knowledge of Trinity, threatened, against or affecting Trinity or any of its material assets or properties before any court or arbitrator or any governmental body, agency or official.

SECTION 3.08    INTERESTED PARTY TRANSACTIONS

	Trinity is not indebted to any officer or director of Trinity, and no such person is indebted to Trinity.

SECTION 3.09    COMPLIANCE WITH APPLICABLE LAWS.

	To the knowledge of Trinity, the business of Trinity has not been, and is not being, conducted in violation of any Applicable Law.

SECTION 3.10 	TAX RETURNS AND PAYMENT

	Trinity is a newly formed corporation which has not yet been required to file any Tax Returns.

SECTION 3.11    FINDERS' FEES

	Trinity has not incurred, nor will it incur, directly or indirectly, any liability for brokers' or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement.


                                   ARTICLE IV
                       CERTAIN COVENANTS AND AGREEMENTS

SECTION 4.01    COVENANTS OF TRINITY

	Trinity covenants and agrees that, during the period from the date of this Agreement until the Closing Date, Trinity shall, except as otherwise disclosed in this Agreement and other than as contemplated by this Agreement or for the purposes of effecting the Merger and Closing pursuant to this Agreement, conduct its business as presently operated and solely in the ordinary course, and consistent with such operation, and, in connection therewith, without the written consent of MGS:

        (a)     shall not amend its Articles of Incorporation or Bylaws;

        (b) shall not sell, transfer, or otherwise dispose of any material assets required for the operations of Trinity's business, except for the transfer of certain material technology to an affiliate of Trinity and except in the ordinary course of business consistent with past practices;

        (c) shall not create, incur, assume, or guarantee any material indebtedness for money borrowed except in the ordinary course of business, or create or suffer to exist any mortgage, lien or other encumbrance on any of its material assets, except those in existence on the date hereof or those granted pursuant to agreements in effect on the date of this Agreement or created for the benefit of MGS , the Merger Sub or the Principal Stockholder;

        (d) shall not declare or pay any dividends on or make any distribution of any kind with respect to the Trinity Shares; and

        (e) shall use commercially reasonable efforts to comply with and not be in default or violation under any known law, regulation, decree or order applicable to Trinity's business, operations or assets where such violation would have a Material Adverse Effect on Trinity.

SECTION 4.02 	COVENANTS OF THE PARTIES

	(a)	Tax-free Reorganization.  The Parties intend that the Merger qualify as a Tax-free "reorganization" under Sections 368(a) of the Code, as amended, and the Parties will take the position for all purposes that the Merger shall qualify as a reorganization under such Section. In addition, the Parties covenant and agree that they will not engage in any action, or fail to take any action, which action or failure to take action would reasonably be expected to cause the Merger to fail to qualify as a Tax-free "reorganization" under Section 368(a) of the Code, whether or not otherwise permitted by the provisions of this Agreement;

	(b)	Announcement.  Neither Trinity, on the one hand, nor MGS on
the other hand, shall issue any press release or otherwise make any public statement with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other Party, except as may be required by applicable law or securities regulation. Upon execution of this Agreement, MGS shall issue a press release, which shall be approved by Trinity.

	(c)	Notification of Certain Matters.  Trinity shall give prompt
written notice to MGS, and MGS shall give prompt written notice to Trinity, of:

		(i)	The occurrence, or nonoccurrence, of any event the
occurrence, or nonoccurrence, of which would be reasonably likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Effective Time; and

                (ii) Any material failure of Trinity on the one hand, or MGS or the MGS Principal Stockholder, on the other hand, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder.

	(d)	Reasonable Best Efforts.  Before Closing, upon the terms and subject to the conditions of this Agreement, the Parties agree to use their respective reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable (subject to applicable laws) to consummate and make effective the Merger and other transactions contemplated by this Agreement as promptly as practicable including, but not limited to:

		(i)	The preparation and filing of all forms, registrations
and notices required to be filed to consummate the Merger, including without limitation, any approvals, consents, orders, exemptions or waivers by any third party or governmental entity; and

                (ii) The satisfaction of the Party's conditions precedent to Closing.

	(e)	Access to Information

		(i)	Inspection by Trinity.  MGS will make available for
inspection by Trinity, during normal business hours and in a manner so as not to interfere with normal business operations, all of MGS's records (including tax records), books of account, premises, contracts and all other documents in MGS's possession or control that are reasonably requested by Trinity to inspect and examine the business and affairs of MGS. MGS will cause its managerial employees and regular independent accountants to be available upon reasonable advance notice to answer questions of Trinity concerning the business and affairs of MGS. Trinity will treat and hold as confidential any information it receives from MGS in the course of the reviews contemplated by this Section 4.02(e). No examination by Trinity will, however, constitute a waiver or relinquishment by Trinity of its rights to rely on MGS's or the MGS Principal Stockholder's covenants, representations and warranties made herein or pursuant hereto.

		(ii)	Inspection by MGS.  Trinity will, if requested, make
available for inspection by MGS, during normal business hours and in a manner so as not to interfere with normal business operations, all of Trinity's records (including tax records), books of account, premises, contracts and all other documents in Trinity's possession or control that are reasonably requested by MGS to inspect and examine the business and affairs of Trinity. Trinity will cause its managerial employees and regular independent accountants to be available upon reasonable advance notice to answer questions of MGS concerning the business and affairs of Trinity. MGS will treat and hold as confidential any information they receive from Trinity in the course of the reviews contemplated by this
Section 4.02(e). No examination by MGS will, however, constitute a waiver or relinquishment by MGS of its rights to rely on Trinity's covenants, representations and warranties made herein or pursuant hereto.

	(f)	Approval by MGS Principal Stockholder.  By his execution and delivery of this Agreement, the MGS Principal Stockholder does hereby approve, adopt and ratify this Merger Agreement, the Merger and all of the transactions contemplated hereby and pursuant to all exhibits hereto.


                                   ARTICLE V
                             CONDITIONS PRECEDENT

SECTION 5.01  	CONDITIONS PRECEDENT TO THE PARTIES' OBLIGATIONS.

	The obligations of the Parties as provided herein shall be subject to each of the following conditions precedent, unless waived in writing by both MGS and Trinity:

	(a)	Consents, Approvals.  The Parties shall have obtained all
necessary consents and approvals of their respective boards of directors, and all consents, approvals and authorizations required under their respective charter documents, and all material consents, including any material consents and waivers by the Parties' respective lenders and other third-parties, if necessary, to the consummation of the transactions contemplated by this Agreement.

	(b)	Shareholder Approval.  This Agreement and the transactions
contemplated hereby shall have been approved by the shareholders of Trinity and by the shareholder of Merger Sub in accordance with the applicable provisions of the FBCA and their respective bylaws.

	(c)	Increase in Authorized Shares.  The Certificate of
Incorporation of MGS shall have been amended in accordance with Applicable Law to increase the number of authorized MGS Shares to a number of shares at least sufficient to allow for the issuance of the Merger Shares, and all filings required by applicable securities laws in connection with such amendment shall have been made.

	(d)	Absence of Certain Litigation.  No action or proceeding shall be threatened or pending before any governmental entity or authority which, in the reasonable opinion of counsel for the Parties, is likely to result in a restraint, prohibition or the obtaining of damages or other relief in connection with this Agreement or the consummation of the Merger.

	(e)	Palmera Merger.  The Palmera Merger shall have taken place.

SECTION 5.02 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF MGS AND THE MGS PRINCIPAL STOCKHOLDER

	The obligations of MGS and the MGS Principal Stockholder on the Closing Date as provided herein shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions precedent, unless waived in writing by MGS or the MGS Principal Stockholder:

	(a)	Consents And Approvals.  Trinity shall have obtained all
material consents, including any material consents and waivers by Trinity's lenders and other third-parties, if necessary, to the consummation of the transactions contemplated by this Agreement.

	(b) 	Representations and Warranties.  The representations and
warranties by Trinity in Article III herein shall be true and accurate in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made at and as of the Closing Date, except to the extent that any changes therein are specifically contemplated by this Agreement.

        (c) Performance. Trinity shall have performed and complied in all material respects with all agreements to be performed or complied with by it pursuant to this Agreement at or prior to the Closing.

	(d)	Proceedings and Documents.  All corporate, company and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to MGS and its counsel, and MGS and its counsel shall have received all such counterpart originals (or certified or other copies) of such documents as they may reasonably request.

	(e)	Certificate of Good Standing.  Trinity shall have delivered to
MGS a certificate as to the good standing of Trinity certified by the Secretary of State of the State of Florida on or within fourteen (14) business days prior to the Closing Date.

	(f)	Material Changes.  Except as contemplated by this Agreement, since the date hereof, Trinity shall not have suffered a Material Adverse Effect, and, without limiting the generality of the foregoing, there shall be no pending litigation to which Trinity is a party which is reasonably likely to have a Material Adverse Effect on Trinity;

	(g)	SEC Filing.  No less than one week prior to the Closing,
Trinity shall have delivered to MGS the financial statements, report of Trinity's independent public accountant, and other information required for inclusion in the Current Report that MGS will file with the Securities and Exchange Commission within four business days after the Closing;

	(h)	Financing.  The conditions for Forward Delivery of the
Escrowed Documents defined in the Reorganization Agreement shall have been satisfied.


SECTION 5.03 	CONDITIONS PRECEDENT TO THE OBLIGATIONS OF TRINITY

	The obligations of Trinity on the Closing Date as provided herein shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions precedent, unless waived in writing by Trinity:

	(a)	Consents And Approvals.  MGS and Merger Sub shall have
obtained all material consents, including any material consents and waivers of its respective lenders and other third parties, if necessary, to the consummation of the transactions contemplated by this Agreement.

	(b)	Performance.  MGS, the MGS Principal Stockholder and Merger
Sub shall have performed and complied in all material respects with all agreements to be performed or complied with by it pursuant to this Agreement prior to or at the Closing.

	(c)	Proceedings And Documents.  All corporate, company and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to Trinity and its counsel, and Trinity and its counsel shall have received all such counterpart originals (or certified or other copies) of such documents as they may reasonably request.

	(d)	Certificates of Good Standing.  MGS shall have delivered to
Trinity a certificate as to its good standing in the State of New York, and the Merger Sub shall have delivered to Trinity a certificate as to its good standing in the State of Florida, in each case certified by the Secretary of State not more than fourteen (14) business days prior to the Closing Date.

                                  ARTICLE VI
                                  TERMINATION

SECTION 6.01    TERMINATION.

This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by:

	(a)	Either MGS, on the one hand, or Trinity, on the other hand, if any governmental entity or court of competent jurisdiction shall have issued an order, decree or ruling or taken any other action (which order, decree, ruling or other action the Parties shall use their commercially reasonable best efforts to lift), which restrains, enjoins or otherwise prohibits the Merger or the issuance of the Merger Shares pursuant to the Merger and such order, decree, ruling or other action shall have become final and non-appealable;

	(b)	MGS, if Trinity shall have breached in any material respect
any of its representations, warranties, covenants or other agreements contained in this Agreement, and the breach cannot be or has not been cured within thirty (30) calendar days after the giving of written notice by MGS to Trinity;

	(c)	Trinity, if MGS shall have breached in any material respect
any of its representations, warranties, covenants or other agreements contained in this Agreement, and the breach cannot be or has not been cured within thirty (30) calendar days after the giving of written notice by Trinity to MGS; or

	(d)	Without any action on the part of the Parties if required by
Applicable Law or if the Palmera Merger shall not have been consummated by January 23, 2006.

SECTION 6.02    EFFECT OF TERMINATION.

	If this Agreement is terminated as provided in Section 6.01, written notice of such termination shall be given by the terminating Party to the other Party specifying the provision of this Agreement pursuant to which such termination is made, this Agreement shall become null and void and there shall be no liability on the part of MGS or Trinity, provided, however, that (a) the provisions of Article VII hereof shall survive the termination of this Agreement; (b) nothing in this Agreement shall relieve any Party from any liability or obligation with respect to any willful breach of this Agreement; and (c) termination shall not affect accrued rights or liabilities of any party at the time of such termination..


                                 ARTICLE VII
                               CONFIDENTIALITY

SECTION 7.01    CONFIDENTIALITY

	MGS, on the one hand, and Trinity, on the other hand, will keep confidential all information and documents obtained from the other, including but not limited to any information or documents provided pursuant to Section 4.02(e) hereof, which are designated by such Party as confidential (except for any information disclosed to the public pursuant to a press release authorized by the Parties); and in the event the Closing does not occur or this Agreement is terminated for any reason, will promptly return such documents and all copies of such documents and all notes and other evidence thereof, including material stored on a computer, and will not use such information for its own advantage, except to the extent that (i) the information must be disclosed by law, (ii) the information becomes publicly available by reason other than disclosure by the Party subject to the confidentiality obligation, (iii) the information is independently developed without use of or reference to the other Party's confidential information, (iv) the information is obtained from another source not obligated to keep such information confidential, or (v) the information is already publicly known or known to the receiving Party when disclosed as demonstrated by written documentation in the possession of such Party at such time.


                                ARTICLE VIII
                              INDEMNIFICATION

SECTION 8.01    INDEMNIFICATION BY MGS

	MGS and the MGS Principal Stockholder shall, jointly and severally, indemnify, defend and hold harmless each of Trinity, any subsidiary or affiliate thereof and each person who is now, or has been at any time prior to the date hereof or who becomes prior to the Closing, an officer, director or partner of Trinity, any subsidiary or affiliate thereof or an employee of Trinity, any subsidiary or affiliate thereof and their respective heirs, legal representatives, successors and assigns (the "Trinity Indemnified Parties") against all losses, claims, damages, costs, expenses (including reasonable attorneys' fees), liabilities or judgments or amounts that are paid in settlement of or in connection with any threatened or actual third party claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of (i) any material breach of this Agreement by the Principal Stockholder, MGS or any subsidiary or affiliate thereof, including but not limited to failure of any representation or warranty to be true and correct at or before the Closing, (ii) any willful or grossly negligent act, omission or conduct of any officer, director or agent of MGS or any subsidiary or affiliate thereof prior to the Closing, whether asserted or claimed prior to, at or after, the Closing, or (iii) relating to the consummation of the transactions contemplated herein, and any action taken in connection therewith. Any Trinity Indemnified Party wishing to claim indemnification under this Section 8.01, upon learning of any such claim, action, suit, proceeding or investigation, shall notify MGS in writing, but the failure to so notify shall not relieve MGS from any liability that it may have under this Section 8.01, except to the extent that such failure would materially prejudice MGS.


SECTION 8.02    INDEMNIFICATION BY TRINITY

	Trinity shall indemnify, defend and hold harmless each of MGS, any subsidiary or affiliate thereof and each person who is now, or has been at any time prior to the date hereof or who becomes prior to the Closing, an officer, director or partner of MGS, any subsidiary or affiliate thereof or an employee of MGS, any subsidiary or affiliate thereof and their respective heirs, legal representatives, successors and assigns (the "MGS Indemnified Parties") against all losses, claims, damages, costs, expenses (including reasonable attorneys' fees), liabilities or judgments or amounts that are paid in settlement of or in connection with any threatened or actual third party claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of (i) any material breach of this Agreement by Trinity or any subsidiary or affiliate thereof, including but not limited to failure of any representation or warranty to be true and correct at or before the Closing, (ii) any willful or negligent act, omission or conduct of any officer, director or agent of Trinity or any subsidiary or affiliate thereof prior to the Closing, whether asserted or claimed prior to, at or after, the Closing, or (iii) relating to the consummation of the transactions contemplated herein, and any action taken in connection therewith. Any MGS Indemnified Party wishing to claim indemnification under this Section 8.02, upon learning of any such claim, action, suit, proceeding or investigation, shall notify Trinity in writing, but the failure to so notify shall not relieve Trinity from any liability that it may have under this Section 8.02, except to the extent that such failure would materially prejudice Trinity.


SECTION 8.03    INDEMNIFICATION OF EXCHANGE AGENT

	(a)	MGS, Trinity and Merger Sub (for the purposes of this Section
8.03, the "Indemnitors") agree to indemnify the Exchange Agent ( the "Indemnitee") against, and hold him harmless of and from, any and all loss, liability, cost, damage and expense, including without limitation, reasonable counsel fees, which the Indemnitee may suffer or incur by reason of any action, claim or proceeding brought against the Indemnitee arising out of or relating in any way to the Exchange Agent's service in such capacity, unless such action, claim or proceeding is the result of the willful misconduct or gross negligence of the Indemnitee.

	(b)	If the indemnification provided for in Section 8.03(a) is
applicable, but for any reason is held to be unavailable, the Indemnitors shall jointly and severally contribute such amounts as are just and equitable to pay, or to reimburse the Indemnitee for, the aggregate of any and all losses, liabilities, costs, damages and expenses, including counsel fees, actually incurred by the Indemnitee as a result of or in connection with, and any amount paid in settlement of, any action, claim or proceeding arising out of or relating in any way to any actions or omissions of the Indemnitors.


                                 ARTICLE IX
                                MISCELLANEOUS

SECTION 9.01    EXPENSES.

	Except as contemplated by this Agreement, all costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated by this Agreement shall be paid by the Party incurring such expenses.

SECTION 9.02    APPLICABLE LAW

	This Agreement shall be governed by the laws of the State of Florida, without giving effect to the principles of conflicts of laws thereof, as applied to agreements entered into and to be performed in such state.

SECTION 9.03    NOTICES.

	All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given or made as follows:

	(a)	If sent by reputable overnight air courier (such as Federal
Express), 2 business days after being sent;

	(b)	If sent by facsimile transmission, with a copy delivered  in the manner provided in clauses (a) or (c) , when transmitted and receipt is confirmed by the fax machine; or

	(c)	If otherwise actually personally delivered, when delivered.

	All notices and other communications under this Agreement shall be sent or delivered as follows:

        If to Trinity, to:

		M. Peter Carey, III
		President
		19321 US Highway 19 North
		Bldg. C, Suite 320
		Clearwater, FL  33764
		Telephone:  727-536-7900
		Facsimile:  727-535-9600

	with a copy to (which shall not constitute notice):

		Robert Brantl, Esq
		322 4th Street
		Brooklyn, NY 11215
		Telephone:  718-768-6045
		Facsimile:  718-965-4042

	If to MGS and/or the Principal Stockholder, to:

		Richard Miller
		P.O. Box 297
		Hana. Maui, Hawaii 96713
		Telephone:  808-248-8787
		Facsimile:  808-248-7821

with a copy to (which shall not constitute notice):

		Thomas Smith, Esq.
		9800 Mt. Pyramid Ct.
		Suite 400
		Englewood, CO 80112
		Telephone:  718-768-6045
		Facsimile:  718-965-4042

	Each Party may change its address by written notice in accordance with this Section.

SECTION 9.04    ASSIGNMENT.

	Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any of the Parties (whether by operation of law or otherwise) without the prior written consent of the other Parties; provided that in no event may the right to indemnification provided by Article VIII hereto be assigned by any of the Parties, with or without consent, except by operation of law. Subject to the immediately foregoing sentence of this Section 9.05, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the Parties and their respective heirs, legal representatives, successors and assigns.

SECTION 9.05 	COUNTERPARTS.

	This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which shall be considered one and the same agreement.

SECTION 9.06  	NO THIRD PARTY BENEFICIARIES.

	Except as expressly provided by this Agreement, nothing herein is intended to confer upon any person or entity not a Party to this Agreement any rights or remedies under or by reason of this Agreement.

SECTION 9.07  	RULES OF CONSTRUCTION.

	The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

	IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


MAUI GENERAL STORE, INC.


By:
Name: 	Richard Miller
Title: 	Chief Executive Officer


MGS TRINITY ACQUISITION CORP.


By:
Name: 	Richard Miller
Title: 	President


MGS PRINCIPAL STOCKHOLDER



_____________________________________
	RICHARD MILLER


TRINITY BIOGENICS, INC.


By:
Name: 	Dr. Lawrence Stowe
Title: 	Chairman

SCHEDULES AND EXHIBITS:

Exhibit A - Certificate of Merger

Schedule 3.08	Interested Party Transactions


                                  APPENDIX C

                   ESCROW AND INTERIM OPERATIONS AGREEMENT

	AGREEMENT made this 11th day of January, 2005 among MAUI GENERAL STORE, INC., a New York corporation ("MGS"), RICHARD MILLER, the majority shareholder of MGS ("Miller"), PALMERA HOLDINGS, INC., a Florida corporation ("Palmera"), the individuals identified on the signature page of this Agreement as shareholders of Palmera (the "Palmera Stockholders"), and ROBERT BRANTL, counsel to Palmera (the "Escrow Agent").

	WHEREAS, MGS, Miller and Palmera are on this date entering into an Agreement and Plan of Merger (the "Palmera Merger Agreement"), pursuant to which Palmera will be merged into a wholly-owned subsidiary of MGS (the "Palmera Merger"); and

	WHEREAS, the parties intend that after the Palmera Merger, MGS will solicit sufficient capital to enable it to implement the business plan of Palmera; and

	WHEREAS, the parties wish to institute procedures which will effect a partial rescission of the merger and related transactions in the event that MGS does not acquire the necessary funds.

	NOW, THEREFORE, it is agreed:

	1.   Escrow.

	a. Upon the Effective Time of the Palmera Merger, the parties will cause the Merger Shares, the Palmera Shares, and the Surviving Entity Shares (all as described in Section 1.01 of the Palmera Merger Agreement and, collectively, the "Escrowed Securities") to be delivered to the Escrow Agent, accompanied by one stock power endorsed in blank (with, as to shares of MGS, a medallion guaranteed signature) for each certificate for Merger Shares or Surviving Entity Shares included among the Escrowed Securities. The Escrow Agent shall hold the Escrowed Securities and related stock powers (the "Escrowed Documents") in safe-keeping subject to the terms of this Reorganization Agreement.

	b. Upon the Closing Date of the Stock Purchase Agreement between Richard H. Miller and Palmera dated December 9, 2005 (the "Stock Purchase Agreement"), Palmera will deliver the "Residual Cash Payment" (defined in
Section 2.2 of the Stock Purchase Agreement) to the Escrow Agent. The Escrow Agent will cause the Residual Cash Payment to be deposited into the account at Citibank, N.A. titled "Robert Brantl, Esq. Attorney Escrow Account IOLA," which is Citibank account number 95675675. Said account does not pay interest.

	2.   Forward Delivery.

	a. Promptly upon completion of the Palmera Merger, MGS will undertake a private placement of its securities (the "Offering"). The funds obtained in the Offering and related subscription agreements shall be delivered to the Escrow Agent to hold pursuant to an escrow agreement to be entered between MGS and the Escrow Agent. The escrow agreement will require the Escrow Agent to hold the funds and subscription agreements until at least Two Million Dollars ($2,000,000) in clear funds are in his escrow account.

	b. Promptly after the date on which the Escrow Agent receives at least $2,000,000 in clear funds from subscriptions to the Offering (the "Funding Date"), the Escrow Agent will destroy the stock powers included in the Escrowed Documents and deliver the Escrowed Securities as follows:
Merger Shares to the Palmera Stockholders and Palmera Shares and Surviving Entity Shares to MGS. At the same time, the Escrow Agent will deliver the Residual Cash Payment to Miller. Upon such delivery (a "Forward Delivery"), the obligations of the Escrow Agent under this Agreement will terminate.

	3.  Reversion of the Escrowed Documents.

	a. In the event that the Funding Date has not occurred prior to the Futility Date, then promptly after the Futility Date the Escrow Agent will deliver the Escrowed Documents thus: Merger Shares and related stock powers to MGS for cancellation; Palmera Shares, Surviving Entity Shares and related stock powers (endorsed to transfer the shares to the Palmera Stockholders in proportion to the number of Palmera shares each held on the Effective Date of the Palmera Merger) to Peter Carey for distribution to the Palmera Stockholders. At the same time the Escrow Agent will deliver the Residual Cash Payment to Palmera. Upon such delivery (a "Reversion Delivery"), the obligations of the Escrow Agent under this Agreement will terminate.

	b. For purposes of this Section 3, the "Futility Date" will be May 16, 2006. Palmera will cause the Futility Date to become June 16, 2006 if, prior to May 16, 2006, it delivers to the Escrow Agent (i) proof of payment to Miller of Five Thousand Dollars ($5,000) with a written notice changing the Futility Date to June 16, 2006 and (ii) proof that MGS has, after the Effective Time of the Palmera Merger, filed with the SEC an information statement or proxy statement in contemplation of obtaining shareholder approval of a recapitalization (e.g. increase in authorized shares, reverse stock split). Palmera may further extend the Futility
Date to July 18 and/or to August 16 by delivering to the Escrow Agent proof of payment to Miller of Ten Thousand Dollars ($10,000) for each additional one month extension.

	4.  Interim Operations.

	a. The date on which the Escrow Agent effects either a Forward Delivery or a Reversion Delivery is the "Termination Date." The parties intend that between the Effective Time of the Palmera Merger and the Termination Date (the "Interim Period"), that the Palmera Stockholders and the management to whom they entrust MGS shall take no action which would have a material adverse effect on MGS in the event of a Reversion Delivery. Specifically, but without limiting the breadth of the aforesaid mutual intention, the Palmera Stockholders shall cause the directors and officers of MGS during the Interim Period to abide by the following restrictions:

            i. MGS shall not incur any liabilities during the Interim Period that would not be extinguished as a result of a Reversion
Delivery. In the event that MGS requires professional services, the Surviving Entity will contract with the necessary professionals or will prepay the services.

           ii. The shareholders of MGS shall take no action other than (i) the election of members of the MGS Board of Directors and (ii) the permitted actions specifically identified in Section 4(c) below.

          iii. MGS shall not enter into any contract that would survive a Reversion Delivery and could not be terminated by MGS at will.

           iv. MGS shall timely file with the Securities and Exchange Commission all reports required by the Commissions rules and regulations. (Richard Miller hereby agrees to provide such assistance as MGS requires to complete the preparation of audited financial statements for the year ended December 31, 2005 and the filing of an annual report on Form 10-KSB for said year.)

            v. MGS shall not take any action or commit any failure to act which results in the delisting of MGS common stock from the OTC Bulletin
Board.

           vi. MGS shall not enter into any contract for the sale of MGS securities that would not be terminated without liability on the part of MGS if a Reversion Delivery were to occur.

        b. Palmera and each of the Palmera Stockholders, jointly and severally, hereby undertakes to reimburse MGS for any expense, loss or liability it incurs as a result of a breach of the covenant in Section 4(a).

	c. During the Interim Period, MGS may undertake and complete the following shareholder actions:

           i. a reverse split of the common stock at a ratio no greater than one-for-thirty.

          ii.   an increase in the number of authorized shares of  MGS

         iii.   a change in the name of the corporation.

	5.  Escrow Provisions.

        5.1	The Escrow Agent may rely conclusively on, and shall be
protected in acting upon, any notice, request, consent, instruction, affidavit or other instrument or document believed by him in good faith to be genuine and containing what purports to be the signature of any of the parties hereto or any investor in the Offering.

        5.2	MGS and Palmera, jointly and severally, agree to save
harmless, defend and indemnify the Escrow Agent against all claims, costs, damages, judgments, attorneys' fees, expenses, obligations, taxes, assessments, liabilities, actions, suits or charges made against the Escrow Agent by reason of any act or omission to act by him hereunder or in connection with any of the transactions contemplated hereby and against any loss he may sustain in carrying out the terms of this Agreement, other than as a result of his gross negligence or willful misconduct.

        5.3	The Escrow Agent shall have no duties or obligations under
this Agreement except as expressly set forth herein, shall be responsible only for the performance of such duties and obligations, shall not be required to take any action other than in accordance with the terms hereof and shall not be in any manner liable or responsible for any loss or damage arising by reason of any act or omission to act by him hereunder or in connection with any of the transactions contemplated hereby, including, but not limited to, any loss that may occur by reason of forgery, false representations, the exercise of his discretion in any particular manner or for any other reason except for his gross negligence or willful misconduct.

        5.4	The Escrow Agent shall not be bound by any notice of, or
demand with respect to, any waiver, modification, amendment, termination, cancellation, rescission or supersession of this Agreement, unless the same shall be in writing and signed by the parties hereto. In the event of any controversy or dispute arising hereunder or with respect to the construction hereof or any action to be taken by the Escrow Agent hereunder, the Escrow Agent shall incur no liability from any action or omission to act by him in good faith. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith.

        5.5	If the Escrow Agent receives a notice from any party that a
dispute exists with respect to the delivery and/or ownership or right of possession of any Escrowed Document in his possession or of the Residual Cash Payment, the Escrow Agent shall retain the Escrowed Document and/or Residual Cash Payment in his possession and shall deliver such Escrowed Document and/or Residual Cash Payment in accordance with the joint written instructions of all parties to the dispute or a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected. The Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings with respect to any Escrowed Document. The Escrow Agent may resign and be discharged of his duties hereunder at any time by giving written notice to all of the parties hereto. Such resignation shall take effect twenty (20) days after the giving of such notice or upon the earlier receipt by the Escrow Agent of an instrument of acceptance executed by a successor escrow agent and upon delivery by the Escrow Agent of the Escrowed Documents and Residual Cash Payment to such successor. The Escrow Agent shall also be discharged of his duties and obligations hereunder upon deposit in a court of competent jurisdiction of the Escrowed Documents and/or Residual Cash Payment then held by him hereunder, and all parties hereto submit to the personal jurisdiction of any such court and waive all rights to contest jurisdiction.

        5.6	The Escrow Agent shall be entitled to employ such legal
counsel and other experts as the Escrow Agent may deem necessary to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

        5.7	MGS shall pay the Escrow Agent for all services rendered
pursuant to this Agreement at the hourly rate that the Escrow Agent customarily charges for legal services. MGS shall also reimburse the Escrow Agent for any out-of-pocket expenses incurred in fulfilling his obligations hereunder.

        6.	Miscellaneous

	a	Applicable Law.  This Agreement shall be governed by the laws of the State of Florida, without giving effect to the principles of conflicts of laws thereof, as applied to agreements entered into and to be performed in such state.

	b.  	Notices.  All notices and other communications under this
Agreement shall be in writing and shall be deemed to have been duly given or made as follows:

	(i)	If sent by reputable overnight air courier (such as Federal
Express), 2 business days after being sent;

	(ii)	If sent by facsimile transmission, with a copy delivered  in the manner provided in clauses (i) or (iii) , when transmitted and receipt is confirmed by the fax machine; or

	(iii)	If otherwise actually personally delivered, when delivered.

	All notices and other communications under this Agreement shall be sent or delivered as follows:

	If to Palmera, to:

		M. Peter Carey, III
		President
		19321 US Highway 19 North
		Bldg. C, Suite 320
		Clearwater, FL  33764
		Telephone:  727-536-7900
		Facsimile:  727-535-9600

	with a copy to (which shall not constitute notice):

		Robert Brantl, Esq.
		322 4th Street
		Brooklyn, NY 11215
		Telephone:  718-768-6045
		Facsimile:  718-965-4042

	If to MGS and/or the Principal Stockholder, to:

		Richard Miller
		P.O. Box 297
		Hana. Maui, Hawaii 96713
		Telephone:  808-248-8787
		Facsimile:  808-248-7821

	with a copy to (which shall not constitute notice):

		Thomas Smith, Esq.
		9800 Mt. Pyramid Ct.
		Suite 400
		Englewood, CO 80112
		Telephone:  718-768-6045
		Facsimile:  718-965-4042

         If to a Palmera Stockholder, to the address of same as kept on the stock records of MGS unless contrary written notice from the Palmera Stockholder has been received by the party giving the notice.

	With a copy to (which shall not constitute notice):

	Robert Brantl, Esq.
	(contact information above)

	If to the Escrow Agent, to

	Robert Brantl, Esq,
	(contact information above).

	Each Party may change its address by written notice in accordance with this Section.

	c.  	Assignment.   	Neither this Agreement nor any of the
rights, interests or obligations under this Agreement shall be assigned by any of the Parties (whether by operation of law or otherwise) without the prior written consent of the other Parties. This Agreement will be binding upon, inure to the benefit of and be enforceable by, the Parties and their respective heirs, legal representatives, successors and assigns.

	d. 	Counterparts.   This Agreement may be executed in one or more
counterparts, each of which shall be deemed to be an original but all of which shall be considered one and the same agreement.

	IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

MAUI GENERAL STORE, INC.                   PALMERA HOLDINGS, INC.

By:__________________________           By:_____________________________
   Richard Miller, President               Dr. Lawrence Stowe, Chairman


_____________________________              _____________________________
RICHARD MILLER                             ROBERT BRANTL

PALMERA STOCKHOLDERS:                      _____________________________

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